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                WATERHOUSE INVESTORS CASH MANAGEMENT FUND, INC.

                      Prospectus dated December 14, 1995

Waterhouse Investors Cash Management Fund, Inc. (the "Fund") is an open-end, diversified management investment company known as a money market mutual fund. The Fund consists of three no-load money market portfolios designed for investors who seek current income consistent with the preservation of capital, liquidity and a stable price of $1.00 per share. The three Portfolios are the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio. Each Portfolio invests in high quality money market instruments and offers you the benefits of automatic daily sweep of free credit balances and, when linked to a Waterhouse Investors Money Management Account, checkwriting and an ATM/VISA Check Card for easy access to your money.

This Prospectus contains information about the Fund which a prospective investor should know before investing and should be retained for future reference. A Statement of Additional Information relating to the Fund, dated December 14, 1995 ("SAI"), has been filed with the Securities and Exchange Commission ("SEC") and is incorporated herein by reference. The SAI is available upon request and without charge by writing the Fund or Waterhouse Securities, Inc., 100 Wall Street, New York, New York 10005, or by calling 1-800-934-4410.

An investment in the Fund is neither insured nor guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency, and is not a deposit or obligation of, or guaranteed or endorsed by, any bank. There can be no assurance that any Portfolio of the Fund will be able to maintain a stable net asset value of $1.00 per share.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

No person has been authorized to give any information or to make any representations other than those contained in this Prospectus and in the Fund's official sales literature in connection with the offer of the Fund's shares, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Fund. This Prospectus does not constitute an offer in any State in which, or to any person to whom, such offering may not lawfully be made.

                                     (1)

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                                 [BACK COVER]

                               Table of Contents
                               -----------------

A PROFILE OF THE FUND. . . . . . . . . . . . . . . . . . . . . . .  3
     Who May Want to Invest  . . . . . . . . . . . . . . . . . . .  3
     Investment Objectives of Each Portfolio . . . . . . . . . . .  3
     Benefits and Features to Waterhouse Securities Customers. . .  3
     Expenses. . . . . . . . . . . . . . . . . . . . . . . . . . .  4

THE FUND IN DETAIL . . . . . . . . . . . . . . . . . . . . . . . .  5
     Matching Your Investment Needs to the Portfolios. . . . . . .  5
     Investment Policies and Restrictions. . . . . . . . . . . . .  5
     Pricing Your Shares . . . . . . . . . . . . . . . . . . . . . 10
     Performance . . . . . . . . . . . . . . . . . . . . . . . . . 11

OPERATING EXPENSES AND FEES. . . . . . . . . . . . . . . . . . . . 11
     Management and Related Expenses . . . . . . . . . . . . . . . 11
     Shareholder Servicing . . . . . . . . . . . . . . . . . . . . 12
     Administration. . . . . . . . . . . . . . . . . . . . . . . . 13
     Distribution. . . . . . . . . . . . . . . . . . . . . . . . . 13
     Transfer Agent and Custodian. . . . . . . . . . . . . . . . . 14
     Other Expenses. . . . . . . . . . . . . . . . . . . . . . . . 14

YOUR ACCOUNT . . . . . . . . . . . . . . . . . . . . . . . . . . . 14
     Opening a Waterhouse Securities Brokerage Account . . . . . . 14
     How to Buy Shares . . . . . . . . . . . . . . . . . . . . . . 15
     How to Sell Shares. . . . . . . . . . . . . . . . . . . . . . 16
     How to Exchange Portfolios. . . . . . . . . . . . . . . . . . 16
     Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . 17
     Telephone Transactions. . . . . . . . . . . . . . . . . . . . 17
     Small Accounts. . . . . . . . . . . . . . . . . . . . . . . . 18
     Shareholder Inquiries . . . . . . . . . . . . . . . . . . . . 18

OTHER INFORMATION. . . . . . . . . . . . . . . . . . . . . . . . . 19
     General Information About the Fund. . . . . . . . . . . . . . 19
     Statements and Reports to Shareholders. . . . . . . . . . . . 19
     Taxes . . . . . . . . . . . . . . . . . . . . . . . . . . . . 19

APPENDIX . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 22

Waterhouse Securities, Inc.
Member New York Stock Exchange   SIPC
National Headquarters
100 Wall Street   New York New York 10005

CUSTOMER SERVICE
(800) 934-4410

Waterhouse Investors Cash Management Fund, Inc.
Three portfolios to choose from
Money Market
U.S. Government
Municipal

December 14, 1995

Waterhouse Investor Services [LOGO]

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                WATERHOUSE INVESTORS CASH MANAGEMENT FUND, INC.


A PROFILE OF THE FUND


Who May Want to Invest

Waterhouse Investors Cash Management Fund, Inc. (the "Fund") offers a choice of three no-load money market portfolios: the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio. Each Portfolio is designed for investors who would like to earn income at current money market rates in a liquid investment that preserves capital. Because of their emphasis on liquidity and preservation of capital, each Portfolio may be used as a high quality money market investment for an investor's short-term cash requirements.

Investment Objectives of Each Portfolio

Each of the Portfolios seeks maximum current income to the extent consistent with liquidity and preservation of capital and a stable price of $1.00 per share. The Money Market Portfolio has the flexibility to invest in a broad range of high quality money market securities in pursuit of its objective. The U.S. Government Portfolio offers an added measure of safety by investing exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Municipal Portfolio offers investors federally tax-exempt income by investing primarily in municipal securities. The rates of income each Portfolio earns will vary from day to day and generally reflect short-term interest rates. See "The Fund in Detail -- Investment Policies and Restrictions." There can be no assurance that any Portfolio of the Fund will be able to maintain a stable net asset value of $1.00 per share.


Benefits and Features to Waterhouse Securities Customers

If you are a customer of Waterhouse Securities, Inc. ("Waterhouse Securities"), you will enjoy the benefits of having free credit balances in your Waterhouse Securities brokerage account swept daily into the Portfolio that you choose as your sweep portfolio. In addition, if you set up your account as a Waterhouse Investors Money Management Account, you will have access to money in your sweep account 24 hours-a-day, seven days-a-week simply by writing a check or by using your ATM/VISA Check Card. All of your activity in the Fund will be consolidated on your Waterhouse Securities brokerage account statement to make your recordkeeping easy. See "Your Account".

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Expenses
                                    Money           U.S.
                                    Market       Government    Municipal
                                   Portfolio     Portfolio     Portfolio
                                   ---------     ---------     ---------
Shareholder Transaction Expenses     None           None          None

Annual Operating Expenses
     (as a percentage of average
     daily net assets)

     Management Fees
     (after fee waiver)(1)           .35%(1)        .35%(1)      .25%(1)

     Shareholder Servicing Fees
     (after fee reduction)(2)        .20%(2)        .17%(2)      .11%(2)

     12b-1 Fees                        None           None         None

     Other Expenses(3)               .39%(3)        .39%(3)      .39%(3)
                                     -------        -------      -------

     Total Portfolio
          Operating Expenses         .94%             .91%       .75%

----------

(1) The annual investment management fee for each Portfolio is payable to Waterhouse Asset Management, Inc. (the "Investment Manager") on a graduated basis of .35 of 1% of the first $1 billion of average daily net assets of each Portfolio, .34 of 1% of the next $1 billion, and .33 of 1% of average daily net assets over $2 billion. The Investment Manager has agreed to waive a portion of the annual investment management fee for the Municipal Portfolio through October 31, 1997, so that the actual fee payable annually by the Municipal Portfolio during such period will be .25 of 1% of average daily net assets of such Portfolio. The investment management fee is payable monthly. See "Operating Expenses and Fees -- Management and Related Expenses" and the SAI.

(2) The Shareholder Servicing Fee is payable pursuant to a Shareholder Servicing Plan adopted by the Fund's Board of Directors. The Fund's Board has determined to limit the annual fee payable through October 31, 1997 under the Shareholder Servicing Plan so as not to exceed .20 of 1% of average daily net assets in the case of the Money Market Portfolio, .17 of 1% of average daily net assets in the case of the U.S. Government Portfolio and .11 of 1% of average daily net assets in the case of the Municipal Portfolio. Absent this reduction of fees, the Shareholder Servicing Fee as a percentage of average daily net assets for each Portfolio would be .25 of 1%. Pursuant to a Shareholder Servicing Agreement, Waterhouse Securities has agreed to provide shareholder services for the Fund on a continuing basis in exchange for such fees. In addition, the Fund may enter into similar agreements with other service providers. See "Operating Expenses and Fees -- Shareholder Servicing" and

     the SAI.

(3) Other Expenses include, among other items, (a) administration fees (.10 of 1% of average daily net assets), which are paid to the Investment Manager; and (b) a transfer agent fee (.20 of 1% of average daily net assets) which is paid to Waterhouse National Bank, the parent of the Investment Manager (the "Transfer Agent"). All expenses included in this category are based upon estimated amounts for the 1996 fiscal year. See "Operating Expenses and Fees -- Administration," "-- Transfer Agent and Custodian," "-- Other Expenses" and the SAI.

Example

You would pay the following expenses on a $1,000 investment, assuming (1) a 5% annual return and (2) redemption at the end of each time period:

Portfolio                   1 year      3 years
---------                   ------      -------

Money Market                 $10          $30

U.S. Government              $ 9          $29

Municipal                    $ 8          $24

The purpose of the preceding table is to assist you in understanding the various costs and expenses that an investor in a Portfolio will bear directly or indirectly. The example should not be considered to be a representation of past or future expenses. Actual expenses may be greater or less than those shown. The example assumes a 5% annual rate of return pursuant to the requirements of the SEC. This hypothetical rate of return is not intended to be representative of past or future performance of any Portfolio. Securities dealers and other financial service firms, other than Waterhouse Securities, may independently charge shareholders additional fees. See "Operating Expenses and Fees".

An ATM/VISA Check Card cash withdrawal from a customer's Waterhouse Investors Money Management Account may result in the automatic redemption of Fund shares. The first five ATM/VISA Check Card cash withdrawals per month are free; thereafter, a $1.00 fee will be imposed by Waterhouse Securities. For a discussion of such fee, see "Your Account -- How To Sell Shares -- Automatic Sweep Redemptions".

THE FUND IN DETAIL

Matching Your Investment Needs to the Portfolios

The Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio are each no-load money market mutual funds. Each Portfolio seeks maximum current income to the extent consistent with liquidity and preservation of capital. The Portfolios are managed by investment professionals who purchase only high quality, short-term money market securities that they believe present minimal credit risk.


Each Portfolio invests in money market securities of different types. The Money Market Portfolio has the flexibility to invest broadly in U.S. dollar-denominated securities of domestic and foreign issuers. The U.S. Government Portfolio offers an added measure of safety and invests exclusively in obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities. The Municipal Portfolio offers investors federally tax-exempt income by investing primarily in municipal securities. Each Portfolio may invest in the types of securities described below under "Investment Policies and Restrictions." The rates of income will vary from day to day and generally reflect current short-term interest rates.

While no one Portfolio is a substitute for building a balanced investment plan tailored to your investment needs, each Portfolio can be a high quality liquid money market investment for your brokerage account cash when it is not invested in other securities. You can set up your account so that free credit balances in your Waterhouse Securities brokerage account will be automatically swept daily into the Portfolio you have chosen as your sweep vehicle. If you set up your Waterhouse Securities brokerage account as a Waterhouse Investors Money Management Account, you will have access to your money 24 hours-a-day, seven days-a-week through checkwriting or by using your ATM/VISA Check Card.

Although the Portfolios are managed to avoid fluctuations of principal and maintain a stable share price of $1.00 per share, there is no guarantee that a Portfolio will achieve its investment objective or maintain a price of $1.00 per share.

It is important to note that none of the Portfolios, including the U.S. Government Portfolio, is guaranteed by the U.S. government. In addition, the Municipal Portfolio would not be an appropriate investment for retirement plans such as IRA or Keogh accounts, as income earned by such plans is tax-deferred until withdrawal, and amounts withdrawn are taxable as ordinary income. Therefore, such plans would receive no incremental tax benefit by investing in the Municipal Portfolio.


Investment Policies and Restrictions

The following is an abbreviated discussion of the investment policies and restrictions of each Portfolio. A more detailed listing of each Portfolio's policies and restrictions and more detailed information about a Portfolio's investments are contained in the appendix to this Prospectus which discusses certain types of investments (the "Appendix") and in the SAI.

Money Market Portfolio. The Money Market Portfolio pursues its objective by investing in high quality U.S. dollar-denominated money market instruments with remaining maturities of 13 months or less, consisting of the securities described below and in the section of this Prospectus entitled "All Portfolios":

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1.  Certificates of deposit and time deposits of domestic banks (including their foreign branches), domestic savings and loan associations, United States branches and foreign branches of foreign banks, and bankers'

    acceptances of each of such entities other than domestic savings and loan associations.

2. Commercial paper rated in one of the two highest rating categories by a nationally recognized statistical rating organization ("NRSRO"), or commercial paper or notes of issuers with a debt issue (which is comparable in priority and security with the commercial paper or notes) rated in one of the two highest rating categories for short-term debt obligations by an NRSRO, or unrated commercial paper or notes of comparable quality as determined by the Investment Manager, or commercial paper secured by a letter of credit issued by a domestic or foreign bank rated in the highest rating category by an NRSRO. For a description of ratings issued by Moody's Investors Services, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"), two NRSROs, see "Annex -- Ratings of Investments" in the SAI.

3. Obligations of, or guaranteed by, the United States or Canadian governments, their agencies or instrumentalities.

4. Repurchase agreements involving obligations that are suitable for investment under the categories set forth above. Repurchase agreements are discussed in the Appendix and in the SAI.

In addition, the Money Market Portfolio limits its investments to securities that meet the quality and diversification requirements of Rule 2a-7 under the Investment Company Act of 1940 (the "Investment Company Act"). These diversification requirements prohibit the Money Market Portfolio from investing more than 5% of its total assets in the securities of any one issuer, except in limited circumstances permitted by such Rule. In addition, the Portfolio may not invest more than 5% of its total assets in securities which have not been rated (or deemed comparable to securities rated) in the highest rating category by an NRSRO, with investment in such "second tier securities" of any one issuer being limited to the greater of 1% of the Portfolio's total assets or $1 million. These issuer diversification restrictions do not apply to securities issued by the U.S. government and its agencies. The applicable quality requirements are described below under "All Portfolios."

To the extent the Money Market Portfolio purchases Eurodollar certificates of deposit issued by foreign branches of U.S. banks or by foreign banks, commercial paper issued by foreign branches of U.S. banks or by foreign banks, or commercial paper issued by foreign entities, consideration will be given to their marketability and possible restrictions on international currency transactions and to regulations imposed by the domicile country of the foreign issuer. Eurodollar certificates of deposit may not be subject to the same regulatory requirements as certificates of deposit issued by U.S. banks and associated income may be subject to the imposition of foreign taxes which would reduce the yield on such investments to the Portfolio.

The Money Market Portfolio may invest in commercial paper issued by major corporations under the Securities Act of 1933 in reliance on the exemption from registration afforded by Section 3(a)(3) thereof. Such commercial paper may be issued only to finance current transactions and must mature in nine months or less. Trading of such commercial paper is conducted primarily by institutional investors through investment dealers and individual investor participation in the commercial paper market is very limited. The Portfolio also may invest in commercial paper issued in reliance on the so-called "private placement" exemption from registration which is afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper"). Section 4(2) paper is restricted as to

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disposition under the federal securities laws.  In addition, the Money Market
Portfolio may invest in other securities that are not registered under the Securities Act of 1933 but that may be resold to "qualified institutional buyers" under Rule 144A under the Securities Act of 1933 ("Rule 144A Securities"). See "All Portfolios" for additional information about Rule 144A Securities. For more information about Section 4(2) paper and Rule 144A Securities, see the Appendix.

U.S. Government Portfolio. The U.S. Government Portfolio pursues its objective by investing exclusively in U.S. Treasury bills, notes, bonds and other obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities, and repurchase agreements with respect to such obligations ("Government Securities"). A U.S. government guarantee of the securities owned by the U.S. Government Portfolio, however, does not guarantee the net asset value of the Portfolio's shares. See "The Fund in Detail -- Pricing Your
Shares."   All securities purchased must have a remaining maturity of 13 months or less. The Portfolio limits its investments to securities that meet the quality requirements of Rule 2a-7 under the Investment Company Act, which are
described below under "All Portfolios."   For more information about Government
Securities and investments made by the U.S. Government Portfolio, see "All Portfolios" and the Appendix.

Some securities issued by U.S. government agencies or instrumentalities are supported only by the credit of the agency or instrumentality, such as those issued by the Federal Home Loan Banks, and others have an additional line of credit with the U.S. Treasury, such as those issued by the Federal National Mortgage Association, Farm Credit System and Student Loan Marketing Association. With respect to securities supported only by the credit of the issuing agency or instrumentality or by an additional line of credit with the U.S. Treasury, there is no guarantee that the U.S. government will provide support to such agencies or instrumentalities and such securities may involve risk of loss of principal and interest.

Municipal Portfolio. The Municipal Portfolio seeks maximum current income that is exempt from federal income taxes to the extent consistent with preservation of capital and liquidity. The Portfolio pursues its objective primarily by investing in a diversified portfolio of short-term, high quality, tax-exempt municipal obligations. It is a fundamental policy of the Municipal Portfolio that normally no less than 80% of its total assets will be invested in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Securities"), the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability.

Dividends representing net interest income received by the Municipal Portfolio on Municipal Securities will be exempt from federal income tax when distributed to the Portfolio's shareholders, except to the extent that they are subject to alternative minimum tax. Such dividend income may be subject to state and local taxes. See "Other Information -- Taxes -- Municipal Portfolio." The Portfolio's assets will consist of Municipal Securities, temporary investments as described below, and cash.

The Municipal Portfolio will invest only in Municipal Securities which at the time of purchase: (a) are rated within the two highest ratings by an NRSRO for Municipal Securities, short-term Municipal Securities or municipal commercial paper; (b) are guaranteed or insured by the U.S. government as to the payment of principal and interest; (c) are fully collateralized by an escrow of Government Securities acceptable to the Investment Manager; (d) are unrated, if longer term Municipal Securities of that issuer are rated within the two highest rating categories by an NRSRO; or (e) are determined by the Investment Manager to be at least equal in quality to one or more of the

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above ratings.  In addition, the Portfolio limits its investments to securities that meet the applicable quality requirements of Rule 2a-7 of the Investment Company Act which are described below under "All Portfolios." For a description of the ratings issued by Moody's and S&P, see "Annex -- Ratings of Investments" in the SAI.

Municipal Securities are generally classified as "general obligation" or "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. For more information about Municipal Securities, see the Appendix and the SAI.

The Municipal Portfolio may purchase high quality Certificates of Participation in trusts that hold Municipal Securities. A Certificate of Participation gives the Portfolio an undivided pro rata interest in each Municipal Security equal to the Portfolio's percentage ownership interest in the Certificate of Participation. For more information about Certificates of Participation, see the Appendix.

The Municipal Portfolio may purchase Municipal Securities which provide for the right to resell them to an issuer, bank or dealer at an agreed-upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." For more information about Standby Commitments, see the Appendix.

In seeking to achieve its investment objective, the Municipal Portfolio may invest all or any part of its assets in Municipal Securities that are Industrial Development Bonds. Moreover, although the Portfolio does not currently intend to do so on a regular basis, it may invest more than 25% of its assets in Municipal Securities that are repayable out of revenue streams generated from economically related projects or facilities, if such investment is deemed necessary or appropriate by the Portfolio's Investment Manager. To the extent that the Portfolio's assets are concentrated in Municipal Securities payable from revenues on economically related projects and facilities, the Portfolio will be subject to the risks presented by such projects to a greater extent than it would be if the Portfolio's assets were not so concentrated. For a description of Industrial Development Bonds, see the Appendix.

The Municipal Portfolio may invest in Municipal Lease Obligations and participation interests therein. The Portfolio may also purchase Tender Option Bonds. For a description of each of these types of investments, see the Appendix.

The Municipal Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Portfolio may temporarily invest its assets, without limitation, in taxable temporary investments which include the types of money market instruments listed under "Money Market Portfolio" above. Interest income from temporary investments is taxable to shareholders as ordinary income. Although the Portfolio is permitted to invest in taxable securities, it is the Portfolio's primary intention to generate income dividends that are not subject to federal income taxes. See "Your Account -- Dividends" and "Other Information -- Taxes."

All Portfolios. Each Portfolio must comply with the requirements of Rule 2a-7 under the Investment Company Act. Under the applicable quality requirements of Rule 2a-7, the Portfolios may only purchase U.S. dollar-denominated instruments that are determined to present minimal credit risks and that are at the time of acquisition

"Eligible Securities" as defined in Rule 2a-7. "Eligible Securities" under Rule 2a-7 include only securities that are rated in the top two rating categories by the required number of NRSROs (at least two or, if only one such NRSRO has rated the security, that one organization) or if unrated, are deemed to be of comparable quality. For a description of the ratings for Eligible Securities issued by Moody's and S&P, see "Annex -- Ratings of Investments" in the SAI.

Each Portfolio will maintain a dollar-weighted average maturity of 90 days or less and will limit its investments to securities that have remaining maturities of 13 months or less or other features that shorten maturities in a manner consistent with the requirements of Rule 2a-7 under the Investment Company Act, such as interest rate reset and demand features.

It is a fundamental policy of all Portfolios that, with respect to 75% of its assets, a Portfolio may not invest in the securities of any one issuer, other than Government Securities, if as a result, more than 5% of its total assets would be invested in securities of that issuer or the Portfolio would hold more than 10% of the outstanding voting securities of that issuer. As a matter of operating policy, as to 100% of its assets, the Money Market Portfolio will not invest more than 5% of its total assets in the securities of any one issuer, other than Government Securities.

A Portfolio may borrow from banks and engage in reverse repurchase agreements. However, as a matter of fundamental policy, a Portfolio may not borrow money except as a temporary measure for defensive or emergency purposes, and then (together with any reverse repurchase agreements) only in an amount up to 33-1/3% of the value of its total assets less liabilities (other than borrowings), in order to meet redemption requests without immediately selling any portfolio securities. No Portfolio will borrow from banks for leverage purposes. As a matter of fundamental policy, a Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding. In addition, as a matter of fundamental policy, no Portfolio will lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements. For more information on reverse repurchase agreements and loans of portfolio securities, see the Appendix and the SAI.

A Portfolio will not purchase or hold illiquid securities, including time deposits and repurchase agreements not entitling the holder to payment of principal and interest within seven days if, as a result thereof, more than 10% of such Portfolio's net assets would be invested in such securities. If otherwise consistent with its investment objective and policies, each Portfolio may purchase securities that are not registered under the Securities Act of 1933 but which can be sold to qualified institutional buyers in accordance with Rule 144A thereunder. Rule 144A Securities and Section 4(2) paper will not be considered to be illiquid so long as the Investment Manager, acting under guidelines adopted by the Board of Directors, determines that an adequate trading market exists for the security. For more information on illiquid securities, see the SAI.

Each Portfolio may purchase securities issued by other investment companies, consistent with the Portfolio's investment objectives and policies. It is currently anticipated that such investments will be made solely in other no-load money market funds. For more information, see the Appendix and the SAI.

Each Portfolio may invest in instruments having rates of interest that are adjusted periodically ("Variable Rate Obligations") or which "float" continuously ("Floating Rate Obligations") according to formulae intended to minimize fluctuation in values of the instruments. For information on Variable and Floating Rate Obligations and Variable Rate Demand Securities, see the Appendix and the SAI.

Each Portfolio may purchase and sell securities on a when-issued or delayed delivery basis. A when-issued or delayed delivery transaction arises when securities are bought or sold for future payment and delivery to secure what is considered to be an advantageous price and yield to the Portfolio at the time it enters into the transaction. For more information about when-issued or delayed delivery basis securities, see the Appendix.

Each Portfolio, other than the Municipal Portfolio, may purchase certain Stripped Government Securities. For a discussion of Stripped Government Securities, see the Appendix.


Each Portfolio may also invest in Zero Coupon Bonds, a description of which appears in the Appendix.

Each Portfolio (other than the Municipal Portfolio) may trade in certain Asset-Backed Securities, which include pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. The U.S. Government Portfolio will not invest in any Asset-Backed Securities which are not Government Securities. For a discussion of Asset-Backed Securities, see the Appendix.

Fundamental Investment Objectives, Policies and Restrictions.    The investment
objective of each Portfolio is fundamental. The Fund has also adopted for each Portfolio certain fundamental investment restrictions and policies which are identified above and others which are set forth in the SAI. Such fundamental investment objectives, restrictions and policies cannot be changed without approval by holders of a "majority of the outstanding voting securities" of such Portfolio, as defined in the SAI.

Pricing Your Shares

The price of each Portfolio's shares on any given day is their net asset value ("NAV"). The Fund normally calculates the NAV of each Portfolio as of 12:00 noon and 4:00 p.m. Eastern time each day that the New York Stock Exchange ("NYSE") and the bank which serves as the custodian of each Portfolio's assets (the "Custodian") are open. The NAV per share for a Portfolio is calculated by subtracting the Portfolio's liabilities from its total assets and then dividing the remainder by the total number of its shares outstanding. The Fund's shares are sold at the NAV next determined after an order and payment are received in the manner described under "Your Account." Each Portfolio seeks to maintain its NAV at $1.00 per share.

Like most money market funds, the Fund values the securities owned by each Portfolio at amortized cost, which means that they are valued at their acquisition cost (as adjusted for amortization of premium or discount) rather than at current market value. This method of valuation minimizes the effect of changes in a security's market value and helps each Portfolio to maintain a stable $1.00 share price. The Fund's Board of Directors has adopted procedures pursuant to which the NAV of each Portfolio, as determined under the amortized cost method, is monitored in relation to the market value of the Portfolios. Additional information regarding such procedures is contained in the SAI.

Performance

From time to time, the Fund may advertise several types of performance information for a Portfolio. These are "yield," "effective yield" and, for the Municipal Portfolio only, "tax equivalent yield" and "tax equivalent effective yield." Each of these figures will be based upon historical earnings and is not representative of the future performance of a Portfolio. The yield of a Portfolio refers to the net investment income generated by a hypothetical investment in the Portfolio over a specific seven-day period (which period will be stated in any such advertisement). This net investment income is then annualized, which means that the net investment income generated during the seven-day period is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The effective yield is calculated similarly, but the net investment income earned by the investment is assumed to be reinvested weekly when annualized. The effective yield will be slightly higher than the yield due to the compounding effect of this assumed reinvestment. Tax equivalent yield is the yield that a taxable investment must generate in order to equal the Municipal Portfolio's yield for an investor in a stated federal income tax bracket (normally assumed to be the maximum tax rate). Tax equivalent yield is based upon, and will be higher than, the yield on the portion of the Municipal Portfolio that is tax-exempt. Tax equivalent effective yield is computed in the same manner as tax equivalent yield, except that effective yield is substituted for yield in the calculation.

The performance of the Portfolios may be compared to that of other money market mutual funds tracked by Lipper Analytical Services, Inc., a widely used independent research firm which ranks mutual funds by overall performance, investment objectives and assets. A Portfolio's performance also may be compared to other money market funds rated by IBC/Donoghue's Money Fund Report(Registered), a reporting service on money market funds. Investors may want to compare a Portfolio's performance to that of various bank products as reported by BANK RATE MONITOR(Trademark), a financial reporting service that publishes each week average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts. Certain of these alternative investments may offer fixed rates of return and guaranteed principal and may be insured. The performance of a Portfolio also may be compared to that of United States Treasury Bills and Notes, the consumer price index, the Standard & Poor's 500 Index(Trademark), and various other investment indices.

Each Portfolio's yield will fluctuate. Shares of the Portfolio are not insured against reduction in NAV. Additional information concerning the calculation of a Portfolio's performance appears in the SAI.

OPERATING EXPENSES AND FEES

Management and Related Expenses

Responsibility for overall management of the Fund rests with its Board of Directors in accordance with Maryland law. Professional investment supervision is provided by the Investment Manager, Waterhouse Asset Management, Inc., 100 Wall Street, New York, New York 10005. The Investment Management Agreement provides that the Investment Manager will act as the investment adviser for each Portfolio and will manage its investments. Subject to the general supervision of the Fund's Board of Directors and in accordance with each Portfolio's investment policies, the Investment Manager formulates guidelines and lists of approved investments for each Portfolio, makes decisions with respect to and places orders for that Portfolio's purchases and sales of portfolio securities and maintains records relating to such purchases and sales. For the investment management services furnished to each Portfolio, such Portfolio pays the Investment Manager an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to .35 of 1% of the first $1 billion of average daily net assets of each Portfolio, .34 of 1% of the next $1 billion, and .33 of 1% of average daily net assets of each Portfolio over $2 billion. The Investment Manager has agreed to waive a portion of its fee payable by the Municipal Portfolio through October 31, 1997, so that the actual fee payable annually by such Portfolio during such period will be equal to .25 of 1% of its average daily net assets.

In order to increase the yield to investors, the Investment Manager may voluntarily, from time to time, waive or reduce its fees on assets held by each of the Portfolios, which would have the effect of lowering that Portfolio's overall expense ratio and increasing yield to investors during the time such fees are waived or reduced, as the case may be. When instituted, the Investment Manager will continue these fee waivers in effect or charge reduced fees until further notice to the Board of Directors. Fee waivers or reductions, other than those set forth in the Investment Management Agreement or otherwise described in this Prospectus, may be rescinded at any time without further notice to investors.

The Investment Manager is a wholly-owned subsidiary of Waterhouse National Bank (the "Bank"), which is a wholly-owned subsidiary of Waterhouse Investor Services, Inc. ("Waterhouse"). The Bank offers various banking products and services primarily to the customers of Waterhouse Securities, the principal subsidiary of Waterhouse. Waterhouse Securities is currently one of the leading nationwide providers of discount brokerage and related financial services in the United States.

Lawrence M. Waterhouse, Jr. is the Chairman of the Board of Directors and Chief Executive Officer of Waterhouse. Through his ownership of voting common stock of Waterhouse and his power to vote family holdings, Mr. Waterhouse controls over 25% of the voting common stock of Waterhouse and therefore may be considered a control person with respect to Waterhouse.

Investors should be aware that neither the Fund nor the Investment Manager possesses any operating history prior to the date of this Prospectus, although the Investment Manager's officers have significant experience in the mutual fund industry. See "Officers and Directors" in the SAI.

Shareholder Servicing

The Fund's Shareholder Servicing Plan ("Servicing Plan") permits each Portfolio to pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement with the Fund ("Servicing Agents") for shareholder support services that they provide. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed .25 of 1% of the average daily net assets of each Portfolio. The Fund's Board has determined to limit the annual fee payable through October 31, 1997 under the Servicing Plan so as not to exceed .20 of 1% of average daily net assets in the case of the Money Market Portfolio, .17 of 1% of average daily net assets in the case of the U.S. Government Portfolio and .11 of 1% of average daily net assets in the case of the Municipal Portfolio. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.

Pursuant to a Shareholder Services Agreement between the Fund and Waterhouse Securities, Waterhouse Securities has agreed to become a Servicing Agent with respect to each Portfolio and to be compensated in accordance with the fees set forth above. The Fund may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Fund, to act as Servicing Agents and to perform support services with respect to such clients.

The Fund may suspend or reduce payments under the Servicing Plan at any time, and payments are subject to the continuation of the Servicing Plan described above and the terms of the various shareholder services agreements. See the SAI for more details on the Servicing Plan and the Shareholder Services Agreement between the Fund and Waterhouse Securities.

Administration

The Fund and the Investment Manager have entered into an Administration Agreement pursuant to which the Investment Manager, as Administrator, provides administrative services to each of the Portfolios. Administrative services furnished by the Investment Manager include, among others, maintaining and preserving the records of the Fund, including financial and corporate records, computing NAV, dividends, performance data and financial information regarding the Fund, preparing reports, overseeing the preparation and filing with the SEC and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as administrator, the Investment Manager receives from each Portfolio an annual fee, payable monthly, of .10 of 1% of average daily net assets of such Portfolio. The fee is accrued daily as an expense of each Portfolio.

The Investment Manager has entered into a Subadministration Agreement with Funds Distributor, Inc., One Exchange Place, Tenth Floor, Boston, Massachusetts 02109 ("FDI"), pursuant to which FDI will perform certain of the foregoing administrative services for the Fund. Under this Agreement, the Investment Manager will pay FDI's fees for providing such services. In addition, the Investment Manager may enter into subadministration agreements with other persons to perform such services from time to time.

Distribution

The distributor of the Fund is FDI, which has the exclusive right to distribute shares of the Fund pursuant to a Distribution Agreement between the Fund and FDI. FDI may enter into dealer or selling agency agreements with affiliates of the Investment Manager and other firms for the sale of Fund shares. FDI has entered into such a selling agency agreement with Waterhouse Securities. FDI receives no fee from the Fund under the Distribution Agreement for acting as distributor to the Fund. FDI also acts as a subadministrator for the Fund. See "Operating Expenses and Fees -- Administration."

Transfer Agent and Custodian

The Bank (also referred to as the "Transfer Agent") serves as transfer agent and dividend disbursing agent for each Portfolio. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent receives an annual fee, payable monthly, of .20 of 1% of the Portfolio's average daily net assets.

The Transfer Agent has entered into a Sub-Transfer Agency and Dividend Disbursing Agency Agreement with Waterhouse Securities and National Investor Services Corp. ("NISC"), affiliates of the Investment Manager, pursuant to which they will perform certain of the foregoing transfer agency and dividend disbursing agency services. Under this agreement, the Transfer Agent will compensate the Sub-Transfer and Dividend Disbursing Agent for providing such services. In addition, the Transfer Agent may enter into sub-transfer agency and dividend disbursing agency agreements with other persons to perform such services from time to time.

The Bank of New York serves as the custodian of the assets of each of the Portfolios (the "Custodian").

Other Expenses

The Fund also pays other expenses that are not assumed by third parties, such as expenses relating to preparing, printing and mailing prospectuses, proxy materials and other information to existing shareholders, blue sky servicing fees, pricing services, legal, audit and custodian fees.

The Fund's expenses generally are allocated among the Portfolios on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio are charged to that Portfolio.


YOUR ACCOUNT

You may invest in the Fund through your Waterhouse Securities brokerage account.

Opening a Waterhouse Securities Brokerage Account

You may open a Waterhouse Securities brokerage account by calling or visiting the Waterhouse Securities office nearest you and requesting a New Account Application. There is no fee to open a Waterhouse Securities brokerage account.


Setting up your account for Automatic Sweep. By setting up your Waterhouse Securities brokerage account for automatic sweep, free credit balances in your brokerage account will be invested or "swept" automatically each business day into the Portfolio you have selected ("Sweep Portfolio"). This feature keeps your money working for you while it is not invested in other securities. "Free credit balances" refers to any settled or cleared funds in your Waterhouse Securities brokerage account that are available for payment or investment.

To set up your Waterhouse Securities brokerage account for automatic sweep, you should select one of the money market sweep portfolios in the appropriate section of the Waterhouse Securities New Account Application. If you already have a Waterhouse Securities brokerage account but it is not set up to automatically sweep free credit balances, simply call the Waterhouse Securities office handling your account. In most cases, an Account Officer will set up your account for automatic sweep while you are on the phone.

While you may purchase shares of any of the three Portfolios at any time, only one Portfolio may be designated as your Sweep Portfolio. The sweep feature is subject to the terms and conditions of your Waterhouse Securities brokerage account agreement.

Setting up your Waterhouse Investors Money Management Account. For those Waterhouse Securities customers that qualify, a Waterhouse Investors Money Management Account provides additional services over that of a brokerage account. In addition to having free credit balances in your brokerage account swept automatically each business day into your Sweep Portfolio, you can access your investment in the Portfolio by writing checks or using an ATM/VISA Check Card. You should contact your Waterhouse Securities Account Officer for more details.

To set up your Waterhouse Investors Money Management Account, you should complete the appropriate section of the Waterhouse Securities New Account Application.

How To Buy Shares

You may purchase shares of a Portfolio either through the automatic sweep feature or by way of a direct purchase as set forth below.

Automatic Sweep Purchases. Free credit balances in your Waterhouse Securities brokerage account will be automatically invested each business day in the Sweep Portfolio you have selected. Checks deposited to your Waterhouse Securities brokerage account will be automatically invested in the Sweep Portfolio after allowing three business days for clearance. Net proceeds from securities transactions in your brokerage account will be automatically invested on the business day following settlement. Dividends and interest payments from investments in your brokerage account will be automatically invested in the Sweep Portfolio on the day they are credited to your account.

Direct Purchases. A Waterhouse Securities brokerage customer may purchase shares of any of the Portfolios by placing an order directly with a Waterhouse

Securities Account Officer. You may buy shares by mailing or bringing your check to any Waterhouse Securities office. Checks should be made payable to "Waterhouse Securities, Inc." and you should write your Waterhouse Securities account number on the check. The check will be deposited to your Waterhouse Securities brokerage account. Waterhouse Securities allows three business days for clearance and shares of a Portfolio will be purchased on the third business day.

Price.   Shares are purchased at the NAV next-determined after an order is received by the Fund.  There is no sales charge to buy shares in the Fund.

Each Portfolio reserves the right to suspend the offering of shares for a period of time and to reject any specific purchase order, including certain purchases by exchange.

How To Sell Shares

To sell shares of a Portfolio, simply call a Waterhouse Securities Account Officer. A redemption of your shares will be made at the NAV next determined after your redemption request is received in proper form by the Fund. The proceeds of the sale of your Fund shares ordinarily will be credited to your brokerage account the same business day, but not later than seven calendar days after an order to sell shares is received. If Waterhouse Securities issues you a redemption check, it may be mailed to you, or you may pick it up in person at a Waterhouse Securities office.

Automatic Sweep Redemptions.   Shares of your Sweep Portfolio may automatically
be sold to satisfy a debit balance in your Waterhouse Securities brokerage account. To the extent that there are not a sufficient number of shares of your Sweep Portfolio to satisfy any such debit, shares that you own of any other Portfolio of the Fund may be sold. In addition, shares will be sold to settle securities transactions in your Waterhouse Securities brokerage account if on the day before settlement there is insufficient cash in the account to settle the net transactions. Your brokerage account, as of the close of business each business day, will be scanned for debits and pending securities settlements, and after application of any free credit balance in the account to the debits, a sufficient number of shares will be sold the following business day to satisfy any remaining debits. Shares may also be sold automatically to provide the cash collateral necessary to meet your margin obligations to Waterhouse Securities.

If you have a Waterhouse Investors Money Management Account and you withdraw cash from your Waterhouse Securities brokerage account by way of a check or ATM/VISA Check Card, shares of your Sweep Portfolio will automatically be sold to satisfy any resulting debit balance. Each month, the first five ATM cash withdrawals, including withdrawals that result in the redemption of Fund shares, are free; thereafter, Waterhouse Securities charges its customers a $1.00 service fee for each ATM/VISA Check Card cash withdrawal. Holders of the ATM/VISA Check Card will not be liable for unauthorized withdrawals resulting in redemptions of Fund shares that occur after Waterhouse Securities is notified of the loss, theft or unauthorized use of the Card. Further information regarding the rights of holders of the ATM/VISA Check Card is set forth in the Waterhouse Investors Money Management Agreement provided to each customer who opens a

Waterhouse Investors Money Management Account.

Your Retirement Account. To sell shares and receive payment in a Retirement Account, you should complete a Waterhouse Securities Distribution Form. These forms can be obtained by calling or visiting a Waterhouse Securities office.

Price. Shares are redeemed at the NAV next-determined after a redemption request is received by the Fund. There are no withdrawal penalties or redemption fees.

Clearance. If you are selling shares you bought within the last 10 calendar days, payment will be credited to your brokerage account upon clearance of the funds used to purchase shares, which may take up to 10 calendar days.

How To Exchange Portfolios

You may change your designated Sweep Portfolio to any other Portfolio at any time without charge. You may also exchange shares of one Portfolio for another Portfolio. To effect an exchange, call your Waterhouse Securities

Account Officer with instructions to move your money from one Portfolio to another, or you may mail written instructions to your local Waterhouse Securities office. Your letter should reference your Waterhouse Securities brokerage account number, the Portfolio from which you are exchanging and the Portfolio into which you are exchanging. This letter should be signed by at least one registered account holder.

An exchange involves the redemption of Portfolio shares and the purchase of shares of another Portfolio at their respective NAVs after receipt of an exchange request in proper form. Each Portfolio reserves the right to reject specific exchange orders and, on 60 days' prior written notice, to suspend, modify or terminate exchange privileges.

Dividends

On each day that the NAV of a Portfolio is determined, such Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of such day's last calculation of NAV.
All expenses are accrued daily and are deducted before declaration of dividends to investors. Shareholders who buy shares of a Portfolio by 4:00 p.m. (Eastern time) will begin to earn dividends that business day. Shareholders who buy shares of a Portfolio after 4:00 p.m. (Eastern time) will begin earning dividends the following business day. Shareholders will not earn dividends on the date of redemption for shares redeemed prior to 4:00 p.m. (Eastern time), but will earn dividends on such day for shares redeemed after 4:00 p.m. (Eastern time). Each Portfolio's earnings for Saturdays, Sundays and holidays are declared as dividends on the previous business day.

Dividends and distributions from a Portfolio will be reinvested in additional full and fractional shares of the same Portfolio at the NAV next determined after their payable date. Dividends are declared daily and are reinvested monthly.


Telephone Transactions

As a customer of Waterhouse Securities, you will automatically have the privilege of purchasing, redeeming or exchanging your Portfolio shares by telephone. Waterhouse Securities will employ reasonable procedures to verify the genuineness of telephone redemption or exchange requests. These procedures involve requiring certain personal identification information. If such procedures are not followed, Waterhouse Securities may be liable for any losses due to unauthorized or fraudulent instructions. Neither Waterhouse Securities nor the Fund will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. You should verify the accuracy of your account statements immediately after you receive them and contact a Waterhouse Securities Account Officer if you question any activity in the account.

The Fund reserves the right to refuse to honor requests made by telephone if the Fund believes them not to be genuine. The Fund also may limit the amount involved or the number of such requests. During periods of drastic economic or market change, telephone redemptions may be difficult to implement. The Fund reserves the right to terminate or modify this privilege at any time.

Small Accounts

There is currently no minimum requirement for initial and subsequent purchases of Fund shares; however, the Fund may establish such minimum requirements in the future. Because of the relatively high cost of servicing small customer accounts, if your investment in the Fund drops below such minimum, the Fund reserves the right to charge your account an annual maintenance fee (which would be payable to the Transfer Agent) or to close your account by redeeming all of your Fund shares and sending the proceeds to you. However, you will receive 30 days' prior written notice from the Fund of its election to pursue either of these remedies, during which time you will have the opportunity to restore the applicable minimum account balance.

All shareholders of the Fund will be notified prior to the effective date of the implementation of any such minimum requirement.

Shareholder Inquiries

Shareholder inquiries may be made by writing to the Fund or Waterhouse Securities at 100 Wall Street, New York, New York 10005, or by calling your Waterhouse Securities Account Officer.

OTHER INFORMATION

General Information About the Fund

The Fund was organized under Maryland law on August 16, 1995 and is registered under the Investment Company Act as an open-end diversified management investment company. The Fund is authorized to issue 100 billion shares in one or more series ("Portfolios") subject to approval of the Board of Directors. Because the Fund offers multiple Portfolios, it is known as a "series company." Shares are fully paid and nonassessable when issued, are transferable without restriction, and have no preemptive or conversion rights (other than the exchange privileges described in this Prospectus and the SAI). The Board of Directors may increase the number of authorized shares or create additional series or classes of Fund or Portfolio shares without shareholder approval.

Unless otherwise required by the Investment Company Act, ordinarily it will not be necessary for the Fund to hold annual meetings of shareholders. As a result, Fund shareholders may not consider each year the election of directors or the appointment of auditors. However, pursuant to the Fund's By-Laws, the holders of at least 10% of the shares outstanding and entitled to vote may require the Fund to hold a special meeting of shareholders for any purpose, including the removal of directors from office. Fund shareholders may remove a director by the affirmative vote of a majority of the outstanding shares of stock entitled to be cast for the election of directors. In addition, the Board of Directors will call meetings of shareholders for the purpose of electing directors if, at any time, less than a majority of the directors then holding office has been elected by shareholders. In addition, the Fund will hold special meetings as required by or deemed desirable by the Board of Directors for other purposes, such as changing fundamental investment policies or approving an investment advisory agreement. Shareholders will vote by Portfolio and not in the aggregate except when voting in the aggregate is required under the Investment Company Act, such as for the election of directors, or as required by Maryland law.

Prior to the commencement of operations of the Fund, FDI Distribution Services, Inc., an affiliate of FDI, was the initial shareholder of each Portfolio and owned all of the issued and outstanding shares of the Fund. Because the initial shareholder's ownership interest will be diluted upon the sale of shares to the public, such control will not affect the rights of shareholders of the Fund.

Statements and Reports to Shareholders

The Fund will not issue share certificates but will record your holdings in noncertificated form. Your Fund activity will be reflected in your Waterhouse Securities brokerage account statement. The Fund will also provide you with annual audited and semi-annual unaudited financial statements. To reduce expenses, only one copy of most financial reports will be mailed to your household, even if you have more than one account in the Fund. If you would like to receive copies of financial reports or historical account information, you may call your Waterhouse Securities Account Officer.

The Fund may charge a fee for special services, such as providing historical account documents that are beyond the normal scope of its services.


Taxes

Money Market and U.S. Government Portfolios. The Money Market Portfolio and the U.S. Government Portfolio each intends to qualify under subchapter M of the Internal Revenue Code of 1986, as amended (the "Internal

Revenue Code") as a regulated investment company and, if so qualified, will not be subject to federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Internal Revenue Code. Dividends derived from interest and short-term capital gains are taxable to a shareholder as ordinary income even though they are reinvested in additional Fund shares. Dividends from these Portfolios do not qualify for the dividends received deduction allowable to certain U.S. corporate shareholders. All or some of the dividends received from the U.S. Government Portfolio may be exempt from individual state and/or local income taxes. You should consult with your tax adviser in this regard.

Municipal Portfolio. The Municipal Portfolio intends to qualify under the Internal Revenue Code as a regulated investment company and, if so qualified, will not be liable for federal income taxes to the extent its earnings are distributed in accordance with applicable provisions of the Internal Revenue Code. The Portfolio intends to declare and distribute tax-exempt interest dividends. Shareholders of the Municipal Portfolio will not be required to include the "exempt-interest" portion of dividends paid by the Portfolio in their gross income for federal income tax purposes. However, shareholders will be required to report the receipt of exempt-interest dividends and other tax-exempt interest on their federal income tax returns. Moreover, as described below and in the SAI, exempt-interest dividends may be subject to state income taxes, may give rise to a federal alternative minimum tax liability, may affect the amount of social security benefits subject to federal income tax, may affect the deductibility of interest on certain indebtedness of the shareholder and may have other collateral federal income tax consequences. The Municipal Portfolio may purchase without limitation Municipal Securities, the interest on which constitutes an item of tax preference and which may therefore give rise to a federal alternative minimum tax liability for individual shareholders.

Dividends representing taxable net investment income (such as net interest income from temporary investments in obligations of the U.S. government) and net short-term capital gains, if any, are taxable to shareholders as ordinary income. Market discount recognized on taxable and tax-exempt securities is taxable as ordinary income, not as excludable income.

To the extent that exempt-interest dividends are derived from certain "private activity bonds" (some of which were formerly referred to as "industrial development bonds") issued on or after August 8, 1986, they will be treated as an item of tax preference and may, therefore, be subject to both the individual and corporate alternative minimum tax. All exempt-interest dividends will be included in determining a corporate shareholder's "adjusted current earnings." Seventy-five percent of the excess, if any, of "adjusted current earnings" over the corporate shareholder's alternative minimum taxable income, with certain adjustments, will be an upward adjustment for purposes of the corporate alternative minimum tax. The percentage of dividends which constitutes exempt-interest dividends, and the percentage thereof (if any) which constitutes an item of tax preference, will be determined annually and will be applied uniformly to all dividends of the Municipal Portfolio declared during that year. These percentages may differ from the actual percentages for any particular day. Shareholders are advised to consult their tax advisers with respect to alternative minimum tax consequences of an investment in the Municipal Portfolio. For additional information concerning the alternative minimum tax and certain collateral tax consequences of the receipt of exempt-interest dividends, see the SAI.

Individuals whose modified income exceeds a base amount will be subject to federal income tax on up to one-half (85% if modified income exceeds a modified base amount) of their Social Security benefits. Modified income includes tax-exempt interest, including exempt-interest dividends from the Municipal Portfolio.

The tax exemption of dividends from the Municipal Portfolio for federal income tax purposes does not necessarily result in exemption under the income or other tax laws of any state or local taxing authority. The laws of the several states and local taxing authorities vary with respect to the taxation of such income and you are advised to consult your own tax adviser as to the status of your dividends under state and local tax laws.

All Portfolios. Dividends declared in December to shareholders of record as of a date in December and paid during the following January are treated as paid on December 31 for federal income and excise tax purposes. The Fund may adjust its schedule for dividend reinvestment for the month of December to assist in complying with reporting and minimum distribution requirements contained in the Internal Revenue Code.

Each Portfolio will be subject to a non-deductible 4% excise tax if it does not distribute sufficient amounts of taxable investment income and capital gains annually. It is not anticipated that the Portfolios will realize long-term capital gains and therefore the Fund does not contemplate making distributions taxable to shareholders as long-term capital gain.

Each Portfolio is required by law to withhold 31% ("back-up withholding") of certain dividends, distributions of capital gains and redemption proceeds paid to certain shareholders who do not furnish a correct taxpayer identification number (in the case of individuals, a social security number and in the case of entities, an employer identification number) and in certain other circumstances. Any tax withheld as a result of backup withholding does not constitute an additional tax imposed on the shareholder of the account, and may be claimed as a credit on such shareholder's federal income tax return. You should consult your own tax adviser regarding the withholding requirement.

Required tax information will be provided annually. You are encouraged to retain copies of your account statements or year-end statements for tax reporting purposes. However, if you have incomplete records, you may obtain historical account transaction information at a reasonable fee.

You should consult your tax adviser regarding specific questions as to federal, state and local taxes.

APPENDIX

The following describes in greater detail the types of investments discussed elsewhere in the Prospectus:

Asset-Backed Securities. Each Portfolio, other than the Municipal Portfolio, may invest in securities backed by pools of mortgages, loans, receivables or other assets. Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities, and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. The value of asset-backed securities may also be affected by the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the financial institution(s) providing the credit support. The U.S. Government Portfolio will invest in asset-backed securities only to the extent that such securities are considered "Government Securities."

Certificates of Participation. The Municipal Portfolio may invest in Certificates of Participation. Certificates of Participation may be variable rate or fixed rate with remaining maturities of one year or less. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies rating agencies as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issuer of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. The Investment Manager considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Portfolio. It is anticipated by the Investment Manager that for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Portfolio to readily sell its Certificates of Participation prior to maturity to the issuer or third party. As to those instruments with demand features, the Portfolio intends to exercise its right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Government Securities.   Each Portfolio may invest in Government Securities.
Government Securities consist of marketable securities and instruments issued or guaranteed by the U.S. government or by its agencies or instrumentalities, and repurchase agreements with respect to such obligations. Direct obligations are issued by the U.S. Treasury and include bills, certificates of indebtedness, notes and bonds. Obligations of U.S. government agencies and instrumentalities ("Agencies") are issued by government-sponsored agencies and enterprises acting under authority of Congress. Although obligations of federal agencies and instrumentalities are not debts of the U.S. Treasury, in some cases payment of interest and principal on such obligations is guaranteed by the U.S. government, including, but not limited to, obligations of the Federal Housing

Administration, the Export-Import Bank of the United States, the Small Business Administration, the Government National Mortgage Association, the General Services Administration and the Maritime Administration. In other cases, payment of interest and principal is not guaranteed, e.g., obligations of the Student Loan Marketing Association, Federal National Mortgage Association, Federal Home Loan Mortgage Corporation, Tennessee Valley Authority, Federal Home Loan Bank, and the Federal Farm Credit Bank.

Investments in Other Investment Companies. A Portfolio may invest in securities issued by other investment companies to the extent that such investments are consistent with the Portfolio's investment objectives and policies and are permissible under the Investment Company Act. Under the Investment Company Act, the Portfolios may not acquire collectively more than 3% of the outstanding securities of any one investment company. In addition, each Portfolio will limit its investments in other investment companies in accordance with the diversification and quality requirements of such Portfolio. As a shareholder of another investment company, a Portfolio would bear, along with other shareholders, its pro rata portion of the other investment company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that a Portfolio bears directly in connection with its own operations. It is currently anticipated that such investments will be made solely in other no-load money market funds.

Loans of Portfolio Securities. Each Portfolio may lend portfolio securities in amounts up to 33-1/3% of its respective total assets to brokers, dealers and other financial institutions, provided such loans are callable at any time by the Portfolio and are at all times secured by cash or by equivalent collateral. By lending its portfolio securities, a Portfolio will receive income while retaining the securities' potential for capital appreciation. As with any extensions of credit, there are risks of delay in recovery and, in some cases, even loss of rights in the collateral should the borrower of the securities fail financially. However, such loans of securities will only be made to firms deemed to be creditworthy by the Investment Manager.

Municipal Securities.    The Municipal Portfolio will invest in Municipal
Securities. Municipal Securities are issued to raise money for a variety of public purposes, including general financing for state and local governments, or financing for specific projects or public facilities. Municipal securities may be issued in anticipation of future revenues and may be backed by the full taxing power of a municipality, the revenues from a specific project, or the credit of a private organization. A security credit may be enhanced by a bank, insurance company, or other financial institution. The securities may carry fixed, variable, or floating interest rates. A Portfolio may own a municipal security directly or through a participation interest. Industrial Development Bonds are a type of Municipal Security that may be held by the Municipal Portfolio. These are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Among other types of instruments, the Portfolio may purchase tax-exempt commercial paper and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements, or other revenues.


Municipal Lease Obligations. The Municipal Portfolio may invest a portion of its assets in municipal leases and participation interests therein. These obligations, which may take the form of a lease, an installment purchase, or a conditional sale contract, are issued by state and local governments and authorities to acquire land and a wide variety of equipment and facilities. Generally, the Portfolio will not hold such obligations directly as a lessor of the property, but will purchase a participation interest in a municipal obligation from a bank or other third party. A participation interest gives the Portfolio a specified, undivided interest in the obligation in proportion to its purchased interest in the total amount of the obligation.

Municipal leases frequently have risks distinct from those associated with general obligation or revenue bonds. State constitutions and statutes set forth requirements that states or municipalities must meet to incur debt. These may include voter referenda, interest rate limits, or public sale requirements. Leases, installment purchases, or conditional sale contracts (which normally provide for title to the leased asset to pass to the governmental issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting their constitutional and statutory requirements for the issuance of debt. Many leases and contracts include "non-appropriation clauses" providing that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the appropriate legislative body on a yearly or other periodic basis. Non-appropriation clauses free the issuer from debt issuance limitations. The Portfolio's ability to recover under such a lease in the event of non-appropriation or default will be limited solely to the repossession of the leased property in the event foreclosure proves difficult. In addition to the "non-appropriation" risk, these securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional bonds.

Repurchase Agreements. Each Portfolio may invest in repurchase agreements, which are instruments under which a Portfolio acquires ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Portfolio's holding period. Repurchase agreements are, in effect, loans collateralized by the underlying securities. Maturity of the securities subject to repurchase may exceed one year. In the event of a bankruptcy or other default of a seller of a repurchase agreement, a Portfolio might have expenses in enforcing its rights, and could experience losses, including a decline in the value of the underlying security and loss of income.

Reverse Repurchase Agreements. Each Portfolio may invest in reverse repurchase agreements, which are instruments under which a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager. Such transactions may increase fluctuations in the market value of a Portfolio's assets and may be viewed as a form of leverage.

Rule 144A Securities. If otherwise consistent with its investment objectives and policies, each Portfolio, other than the Government Portfolio, may invest in Rule 144A Securities. Rule 144A Securities are securities which are not registered under the Securities Act of 1933 but which can be sold to "qualified institutional buyers" in accordance with Rule 144A under the Securities Act of 1933. Any such security will not be considered illiquid so long as it is determined by the Fund's Board of Directors or the Investment Manager, acting under guidelines approved and monitored by the Fund's Board, that an adequate trading market exists for that security. This investment practice could have the effect of increasing the level of illiquidity in a Portfolio during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.

Section 4(2) paper. The Money Market Portfolio may invest in Section 4(2) paper. Section 4(2) paper is restricted as to disposition under the federal securities laws, and generally is sold to institutional investors such as the Money Market Portfolio who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the Portfolio through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The Portfolio's Investment Manager considers the legally restricted but readily saleable Section 4(2) paper to be liquid. However, pursuant to procedures adopted by the Fund's Board of Directors, if an investment in Section 4(2) paper is not determined by the Investment Manager to be liquid, that investment will be included within the 10% limitation on illiquid securities discussed under "All Portfolios" in this Prospectus. The Fund's Investment Manager will monitor the liquidity of the Portfolio's investments in Section 4(2) paper on a continuous basis.

Standby Commitments. The Municipal Portfolio may acquire Standby Commitments. Standby Commitments are put options that entitle holders to same day settlement at an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. The Municipal Portfolio may acquire Standby Commitments to enhance the liquidity of portfolio securities, but only when the issuers of the commitments present minimal risk of default. Ordinarily, the Municipal Portfolio may not transfer a Standby Commitment to a third party, although it could sell the underlying Municipal Security to a third party at any time. The Portfolio may purchase Standby Commitments separate from or in conjunction with the purchase of securities subject to such commitments. In the latter case, the Portfolio would pay a higher price for the securities acquired, thus reducing their yield to maturity. Standby Commitments will not affect the dollar-weighted average maturity of the Portfolio, or the valuation of the securities underlying the commitments. Issuers or financial intermediaries may obtain letters of credit or other guarantees to support their ability to buy securities on demand. The Investment Manager may rely upon its evaluation of a bank's credit in determining whether to support an instrument supported by a letter of credit. Standby Commitments are subject to certain risks, including the ability of issuers of Standby Commitments to pay for securities at the time the commitments are exercised; the fact that Standby Commitments are not marketable by the Portfolios; and the possibility that the maturities of the underlying securities may be different from those of the commitments.

Stripped Government Securities.   Each of the Portfolios, except the Municipal
Portfolio, may purchase U.S. Treasury STRIPS (Separate Trading of Registered Interest and Principal of Securities), that are created when the coupon payments and the principal payment are stripped from an outstanding Treasury bond by the Federal Reserve Bank. These instruments are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. Bonds issued by the Resolution Funding Corporation (REFCORP) can also be stripped in this fashion. REFCORP Strips are eligible investments for the Money Market Portfolio and the U.S. Government Portfolio. The Money Market Portfolio can purchase privately stripped government securities, which are created when a dealer deposits a Treasury security or federal agency security with a custodian for safekeeping and then sells the coupon payments and principal payment that will be generated by this security. Proprietary receipts, such as Certificates of Accrual on Treasury Securities (CATS), Treasury Investment Growth Receipts (TIGRS), and generic Treasury Receipts
(TRs), are stripped U.S. Treasury securities that are separated into their component parts through trusts created by their broker sponsors. Bonds issued by the Financing Corporation (FICO) can also be stripped in this fashion. Because of the view of the SEC on privately stripped government securities, the Money Market Portfolio must evaluate them as it would non-government securities pursuant to regulatory guidelines applicable to all money market funds.

Tender Option Bonds. The Municipal Portfolio may purchase Tender Option Bonds. Tender Option Bonds are created by coupling an intermediate- or long-term, fixed-rate, tax-exempt bond (generally held pursuant to a custodial arrangement) with a tender agreement that gives the holder the option to tender the bond at its face value. As consideration for providing the tender option, the sponsor (usually a bank, broker-dealer, or other financial institution) receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate (determined by a remarketing or similar agent) that would cause the bond, coupled with the tender option, to trade at par on the date of such determination. After payment of the tender option fee, the Portfolio effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. Subject to applicable regulatory requirements, the Municipal Portfolio may buy Tender Option Bonds if the agreement gives the Portfolio the right to tender the bond to its sponsor no less frequently than once every 13 months. In selecting Tender Option Bonds for the Portfolio, the Investment Manager will consider the creditworthiness of the issuer of the underlying bond, the custodian, and the third party provider of the tender option. In certain instances, a sponsor may terminate a tender option if, for example, the issuer of the underlying bond defaults on an interest payment.

Variable or Floating Rate Obligations. Each Portfolio may invest in Variable Rate or Floating Rate Obligations. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. The interest rate of Variable Rate Obligations ordinarily is determined by reference to or is a percentage of an objective standard such as a bank's prime rate, the 90-day U.S. Treasury Bill rate, or the rate of return on commercial paper or bank certificates of deposit. Generally, the changes in the interest rate on Variable Rate Obligations reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations. Some Variable Rate Obligations ("Variable Rate Demand Securities") have a demand feature entitling the purchaser to resell the securities at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest. As is the case for other Variable Rate Obligations, the interest rate on Variable Rate Demand Securities varies according to some objective standard intended to minimize fluctuation in the values of the instruments. Each Portfolio determines the maturity of Variable Rate Demand Securities in accordance with SEC rules which allow the Portfolio to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

When-Issued and Delayed Delivery Basis Securities. Each Portfolio may invest in when-issued and delayed delivery basis securities. A security purchased on a when-issued basis is subject to changes in market value based upon changes in the level of interest rates and investors' perceptions of the creditworthiness of the issuer. Generally such securities will appreciate in value when interest rates decline and decrease in value when interest rates rise. In determining the maturity of portfolio securities purchased on a when-issued or delayed delivery basis, the Portfolio will consider them to have been purchased on the date when it committed itself to the purchase. The Portfolio's Custodian will maintain, in a segregated account of the Portfolio, cash, U.S. government securities or other liquid high-grade debt obligations having a value equal to or greater than the Portfolio's purchase commitments; the Custodian will likewise segregate securities sold on a delayed delivery basis. The securities so purchased are subject to market fluctuation and no interest accrues to the purchaser during the period between purchase and settlement. At the time of delivery of the securities, the value may be more or less than the purchase price and an increase in the percentage of the Portfolio's assets committed to the purchase of securities on a when-issued or delayed delivery basis may increase the volatility of the Portfolio's net asset value. A Portfolio will only make commitments to purchase securities on a when-issued or delayed delivery basis with the intention of actually acquiring or disposing of the securities, but the Portfolio reserves the right to sell these securities before the settlement date if deemed advisable. The sale of such securities by the Municipal Portfolio may result in the realization of gains that are not exempt from federal income tax.

Zero Coupon Bonds. Each Portfolio may invest in Zero Coupon Bonds. Zero Coupon Bonds do not make regular interest payments. Instead, they are sold at a discount from their face value and are redeemed at face value when they mature. Because Zero Coupon Bonds do not pay current income, their prices can be very volatile when interest rates change. In calculating its daily dividend, a Portfolio takes into account as income a portion of the difference between a Zero Coupon Bond's purchase price and its face value.

                          ---------------------------

Future Developments. Each Portfolio may invest in securities and in other instruments which do not presently exist but may be developed in the future, provided that each such investment is consistent with such Portfolio's investment objectives, policies and restrictions and is otherwise legally permissible under federal and state laws. The Prospectus will be amended or supplemented as appropriate to discuss any such new investments.

                      STATEMENT OF ADDITIONAL INFORMATION
                               December 14, 1995

                WATERHOUSE INVESTORS CASH MANAGEMENT FUND, INC.
                   100 Wall Street, New York, New York 10005
                                1-800-934-4410

This Statement of Additional Information is not a prospectus. It should be read in conjunction with the prospectus dated December 14, 1995 (the "Prospectus") for Waterhouse Investors Cash Management Fund, Inc. To obtain a copy of the Prospectus please write to the Fund or Waterhouse Securities, Inc. at 100 Wall Street, New York, New York 10005, or call 1-800-934-4410.



                               TABLE OF CONTENTS
                                                             Page

INVESTMENT POLICIES AND RESTRICTIONS . . . . . . . . . . . . B-1

PORTFOLIO TRANSACTIONS . . . . . . . . . . . . . . . . . . . B-10

DIRECTORS AND EXECUTIVE OFFICERS . . . . . . . . . . . . . . B-11

THE INVESTMENT MANAGER . . . . . . . . . . . . . . . . . . . B-14

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES . . . B-16

DIVIDENDS AND TAXES. . . . . . . . . . . . . . . . . . . . . B-21

SHARE PRICE CALCULATION. . . . . . . . . . . . . . . . . . . B-24

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION . . . . . . . B-25

PERFORMANCE. . . . . . . . . . . . . . . . . . . . . . . . . B-25

SHAREHOLDER RIGHTS . . . . . . . . . . . . . . . . . . . . . B-28

ANNEX -- RATINGS OF INVESTMENTS. . . . . . . . . . . . . . . B-A1

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS. . . . . . B-F1

FINANCIAL STATEMENT. . . . . . . . . . . . . . . . . . . . . B-F2

                WATERHOUSE INVESTORS CASH MANAGEMENT FUND, INC.


INVESTMENT POLICIES AND RESTRICTIONS

Waterhouse Investors Cash Management Fund, Inc. (the "Fund") has adopted for each of its three investment portfolios (the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio) (the "Portfolios") certain fundamental investment limitations which cannot be changed for a Portfolio without approval by holders of a majority of the outstanding voting securities of that Portfolio. However, except for each Portfolio's investment objectives and the fundamental investment limitations set forth below, the investment policies and restrictions described in the Prospectus and this Statement of Additional Information are not fundamental and may be changed without shareholder approval. As defined in the Investment Company Act of 1940 (the "Investment Company Act"), and as used herein and in the Prospectus of the Fund, the term "majority of the outstanding voting securities" of the Fund, or of a particular Portfolio means, respectively, the vote of the holders of the lesser of (i) 67% of the shares of the Fund or such Portfolio present or represented by proxy at a meeting where more than 50% of the outstanding shares of the Fund or such Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Fund or such Portfolio.

The following policies and restrictions supplement those set forth in the Prospectus. Unless otherwise noted, whenever an investment policy or limitation states a maximum percentage of a Portfolio's assets that may be invested in any security or other assets, or sets forth a policy regarding quality standards, such standard or percentage limitation will be determined immediately after and as a result of the Portfolio's acquisition of such security or other asset. Accordingly, any subsequent change in values, net assets, or other circumstances will not be considered when determining whether the investment complies with the Portfolio's investment policies and restrictions.

Investment Restrictions. The following are the fundamental investment restrictions of each Portfolio of the Fund. Each Portfolio may not (unless noted otherwise):

     (1) with respect to 75% of its total assets, purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government, or any of its agencies or instrumentalities) if, as a result thereof, (a) more than 5% of the Portfolio's total assets would be invested in the securities of that issuer, or (b) the Portfolio would hold more than 10% of the outstanding voting securities of that issuer;

     (2) with respect to the Municipal Portfolio, normally invest less than 80% of its total assets in obligations issued or guaranteed by states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities ("Municipal Securities"), the income from which is exempt from federal income tax, but may be subject to federal alternative minimum tax liability;

     (3) issue senior securities, except as permitted under the Investment Company Act;

     (4) make short sales of securities or purchase securities on margin (but a Portfolio may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities);

     (5) borrow money, except that each Portfolio may: (i) borrow money for temporary defensive or emergency purposes (not for leveraging or investment),
(ii) engage in reverse repurchase agreements for any purpose, and (iii) pledge its assets in connection with such borrowing to the extent necessary; provided that (i) and (ii) in combination do not exceed 33-1/3% of the Portfolio's total assets (including the amount borrowed) less liabilities (other than borrowings). Any borrowings that exceed this amount will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with the 33-1/3% limitation. A Portfolio will not purchase any security, other than a security with a maturity of one day, while reverse repurchase agreements or borrowings representing more than 5% of its total assets are outstanding;

     (6) act as an underwriter (except as it may be deemed such in a sale of restricted securities);

     (7) purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities; or, in the case of the Municipal Portfolio, tax-exempt obligations issued or guaranteed by a U.S. territory or possession or a state or local government, or a political subdivision, agency or instrumentality of any of the foregoing) if, as a result, more than 25% of the Portfolio's total assets would be invested in the securities of companies whose principal business activities are in the same industry, except that the Money Market Portfolio may invest more than 25% of its total assets in the financial services industry and the Municipal Portfolio may invest more than 25% of its total assets in industrial development bonds related to a single industry. The Money Market Portfolio specifically reserves the right to invest up to 100% of its assets in certificates of deposit or bankers' acceptances issued by U.S. banks including their foreign branches, and U.S. branches of foreign banks, in accordance with its investment objectives and policies;

     (8) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Portfolio from investing in securities or other instruments backed by real estate or securities of companies engaged in the real estate business);

     (9) buy or sell commodities or commodity (futures) contracts, except for financial futures and options thereon. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts;

     (10) lend any security or make any other loan if, as a result, more than 33-1/3% of its total assets would be loaned to other parties, but this limit does not apply to purchases of debt securities or to repurchase agreements; or


     (11) purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets or to the extent otherwise permitted by the Investment Company Act; however, a Portfolio may, notwithstanding any other fundamental investment policy or limitation, invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies, and restrictions as the Portfolio.

The following investment restrictions are not fundamental, and may be changed without shareholder approval. Each Portfolio does not currently intend:

     (i) in the case of the Money Market Portfolio and the U.S. Government Portfolio, to purchase a security (other than a security issued or guaranteed by the U.S. government or any of its agencies or instrumentalities) if, as a result, more than 5% of its total assets would be invested in the securities of a single issuer; provided that the Fund may invest up to 10% of its total assets in the first tier securities of a single issuer for up to three business days;

     (ii) to purchase the securities of any issuer (other than securities issued or guaranteed by domestic or foreign governments or political subdivisions thereof) if, as a result, more than 5% of its total assets would be invested in the securities of business enterprises that, including predecessors, have a record of less than three years of continuous operations ("unseasoned issuers");

     (iii) to purchase or hold any security if, as a result, more than 10% of its net assets would be invested in securities that are deemed to be illiquid because they are subject to legal or contractual restrictions on resale or because they cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued, including repurchase agreements not entitling the holder to payment of principal and interest within seven days and securities restricted as to disposition under federal securities laws ("securities restricted as to disposition"), except for commercial paper issued in reliance on the "private placement" exemption from registration afforded by Section 4(2) of the Securities Act of 1933 ("Section 4(2) paper") and securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933 ("144A securities"), which are determined to be liquid pursuant to procedures adopted by the Fund's Board of Directors (the "10% limitation on illiquid securities");

     (iv) to purchase or hold any security if, as a result, more than 15% of its net assets would be invested, in the aggregate, in (A) securities of unseasoned issuers and (B) securities restricted as to disposition (including
Section 4(2) paper and 144A securities which are determined to be liquid pursuant to procedures adopted by the Fund's Board of Directors) (the "15% limitation");

     (v) to purchase the securities of any issuer if those officers and directors of the Fund and of the Investment Manager who individually own more than 1/2 of 1% of the securities of such issuer together own more than 5% of such issuer's securities;


     (vi) to invest in oil, gas, or other mineral exploration or development programs;

     (vii) to invest in companies for the purpose of exercising control or management; or

     (viii)  to invest in financial futures and options thereon.


For the Fund's policies on quality and maturity, see the subsection entitled "Quality and Maturity" below.

Each Portfolio's investments must be consistent with its investment objective and policies. Accordingly, not all of the security types and investment techniques discussed below are eligible investments for each of the Portfolios.

Investment Policies of all Portfolios:

Quality and Maturity. Pursuant to procedures adopted by the Board of Directors, a Portfolio may purchase only high quality securities that the Investment Manager believes present minimal credit risks. To be considered high quality, a security must be rated in accordance with applicable rules in one of the two highest categories for short-term securities by at least two nationally recognized statistical rating organizations (or by one, if only one such rating organization has rated the security); or, if unrated, judged to be of equivalent quality by the Investment Manager.

High quality securities are divided into "first tier" and "second tier" securities. First tier securities are those deemed to be in the highest rating category (e.g., Standard & Poor's Ratings Group's ("S&P's") A-1) and second tier securities are those deemed to be in the second highest rating category (e.g., S&P's A-2). See "Annex -- Ratings of Investments."

The Money Market Portfolio may not invest more than 5% of its total assets in second tier securities. In addition, each Portfolio (other than the Municipal Portfolio) may not invest more than 1% of its total assets or $1 million (whichever is greater) in the second tier securities of a single issuer.

Each Portfolio will limit its investments to securities with remaining maturities of 13 months or less, and maintain a dollar-weighted average maturity of 90 days or less. When determining the maturity of a security, a Portfolio may rely upon an interest rate reset or demand feature.

When-Issued and Delayed Delivery Transactions. Each Portfolio may buy and sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell specific securities at a predetermined price or yield, with payment and delivery taking place after the customary settlement period for that type of security (and more than seven days in the future). Typically, no interest accrues to the purchaser until the security is delivered.


When purchasing securities on a when-issued or delayed delivery basis, a Portfolio assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Because a Portfolio is not required to pay for securities until the delivery date, these risks are in addition to the risks associated with each Portfolio's other investments. If a Portfolio remains substantially fully invested at a time when when-issued or delayed delivery purchases are outstanding, the purchases may result in a form of leverage. When when-issued or delayed delivery purchases are outstanding, a Portfolio will set aside appropriate liquid assets in a segregated custodial account to cover its purchase obligations. When a Portfolio has sold a security on a delayed delivery basis, the Portfolio does not participate in further gains or losses with respect to the security. If the other party to a delayed delivery transaction fails to deliver or pay for the securities, a Portfolio could miss a favorable price or yield opportunity, or could suffer a loss.

Each Portfolio may renegotiate when-issued or delayed delivery transactions after they are entered into, and may sell underlying securities before they are delivered, which may result in capital gains or losses.

Variable or Floating Rate Obligations. Variable or Floating Rate Obligations bear variable or floating interest rates and carry rights that permit holders to demand payment of the unpaid principal balance plus accrued interest from the issuers or certain financial intermediaries. Floating rate instruments have interest rates that change whenever there is a change in a designated base rate while variable rate instruments provide for a specified periodic adjustment in the interest rate. These formulas are designed to result in a market value for the instrument that approximates its par value. A demand instrument with a conditional demand feature must have received both a short-term and a long-term high quality rating or, if unrated, have been determined to be of comparable quality pursuant to procedures adopted by the Board of Directors. A demand instrument with an unconditional demand feature may be acquired solely in reliance upon a short-term high quality rating or, if unrated, upon a finding of comparable short-term quality pursuant to procedures adopted by the Board of Directors.

Repurchase Agreements. In a repurchase agreement, a Portfolio purchases a security and simultaneously commits to sell that security back to the original seller at an agreed-upon price. The resale price reflects the purchase price plus an agreed-upon incremental amount which is unrelated to the coupon rate or maturity of the purchased security. It is each Portfolio's current policy to engage in repurchase agreement transactions with parties whose creditworthiness has been reviewed and found satisfactory by the Investment Manager pursuant to procedures approved by the Board of Directors, however, it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility that the value of the underlying security will be less than the resale price, as well as delays and costs to a Portfolio in connection with a seller's bankruptcy proceedings).

Reverse Repurchase Agreements. In a reverse repurchase agreement, a Portfolio sells a portfolio instrument to another party, such as a bank or broker-dealer,

in return for cash and agrees to repurchase the instrument at a particular price and time. While a reverse repurchase agreement is outstanding, a Portfolio will maintain appropriate liquid assets in a segregated custodial account to cover its obligation under the agreement. Each Portfolio will enter into reverse repurchase agreements only with parties whose creditworthiness has been found satisfactory by the Investment Manager.

Illiquid Investments. Illiquid investments are investments that cannot be sold or disposed of in the ordinary course of business within seven days at approximately the prices at which they are valued. Under the supervision of the Board of Directors, the Investment Manager determines the liquidity of a Portfolio's investments and, through reports from the Investment Manager, the Board monitors investments in illiquid instruments. In determining the liquidity of a Portfolio's investments, the Investment Manager may consider various factors, including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Portfolio's rights and obligations relating to the investment).

Investments currently considered by the Portfolios to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. Also, with regard to the Money Market Portfolio, the Investment Manager may determine some time deposits to be illiquid. In the absence of market quotations, illiquid investments are valued for purposes of monitoring amortized cost valuation at fair value as determined in good faith by or under the direction of the Board of Directors. If through a change in values, net assets, or other circumstances, a Portfolio were in a position where more than 10% of its net assets was invested in illiquid securities, it would seek to take appropriate steps to protect liquidity.

For purposes of the 10% limit on illiquid securities, 144A securities will not be considered to be illiquid so long as the Investment Manager determines, in accordance with procedures adopted by the Board of Directors, that such securities have a readily available market. The Investment Manager will monitor the liquidity of such securities subject to the supervision of the Board of Directors. For purposes of the 15% limitation, however, all restricted securities shall be considered illiquid, regardless of any determination of liquidity pursuant to such procedures.

Municipal lease obligations will not be considered illiquid for purposes of the Municipal Portfolio's 10% limitation on illiquid securities, provided the Investment Manager determines that there is a readily available market for such securities. With respect to municipal lease obligations, the Investment Manager will consider, pursuant to procedures adopted by the Board of Directors, the following: (1) the willingness of the municipality to continue, annually or biannually, to appropriate funds for payment of the lease; (2) the general credit quality of the municipality and the essentiality to the municipality of the property covered by the lease; (3) in the case of unrated municipal lease obligations, an analysis of factors similar to that performed by nationally recognized statistical rating organizations in evaluating the credit quality of a municipal lease obligation, including (i) whether the lease can be cancelled; (ii) if applicable, what assurance there is that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit (e.g., its debt, administrative, economic and financial characteristics); (iv) the likelihood that the municipality will discontinue appropriating funding for the leased property because the property is no longer deemed essential to the operations of the municipality (e.g., the potential for an event of nonappropriation); (v) the legal recourse in the event of failure to appropriate; and (4) any other factors unique to municipal lease obligations as determined by the Investment Manager.


Investment Policies of Money Market Portfolio only:

Domestic and Foreign Issuers: Investments may be made in U.S. dollar-denominated time deposits, certificates of deposit, and bankers' acceptances of U.S. banks and their branches located outside of the United States, U.S. savings and loan institutions, U.S. branches of foreign banks, and foreign branches of foreign banks. The Fund may also invest in U.S. dollar-denominated securities issued or guaranteed by other U.S. or foreign issuers, including U.S. and foreign corporations or other business organizations, foreign governments, foreign government agencies or instrumentalities, and U.S. and foreign financial institutions, including savings and loan institutions, insurance companies, mortgage bankers, and real estate investment trusts, as well as banks.

The obligations of foreign branches of U.S. banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by governmental regulation. Payment of interest and principal on these obligations may also be affected by governmental action in the country of domicile of the branch (generally referred to as sovereign risk). In addition, evidence of ownership of portfolio securities may be held outside of the United States and the Fund may be subject to the risks associated with the holding of such property overseas. Various provisions of federal law governing the establishment and operation of U.S. branches do not apply to foreign branches of U.S. banks.

Obligations of U.S. branches and agencies of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation, as well as by governmental action in the country in which the foreign bank has its head office.

Obligations of foreign issuers involve certain additional risks. These risks may include future unfavorable political and economic developments, withholding taxes, seizures of foreign deposits, currency controls, interest limitations, or other governmental restrictions that might affect payment of principal or interest. Additionally, there may be less public information available about foreign banks and their branches. Foreign issuers may be subject to less governmental regulation and supervision than U.S. issuers. Foreign issuers also generally are not bound by uniform accounting, auditing, and financial reporting requirements comparable to those applicable to U.S. issuers.

Put Features. Put features entitle the holder to sell a security (including a repurchase agreement) back to the issuer or a third party at any time or at specified intervals. They are subject to the risk that the put provider is unable to honor the put feature (purchase the security). Put providers often support their ability to buy securities on demand by obtaining letters of credit or other guarantees from domestic or foreign banks. The Investment Manager may rely on its evaluation of a bank's credit in determining whether to purchase a security supported by a letter of credit. In evaluating a foreign bank's credit, the Investment Manager will consider whether adequate public information about the bank is available and whether the bank may be subject to unfavorable political or economic developments, currency controls, or other government restrictions that might affect the bank's ability to honor its credit commitment. Demand features, Standby Commitments, and tender options are types of put features.

Investment Policies of the Municipal Portfolio Only:

Municipal Securities. Municipal Securities which the Municipal Portfolio may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which Municipal Securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal Securities, such as private activity bonds ("industrial development bonds" under prior law), are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity, or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term Municipal Securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute Municipal Securities, although current federal tax laws place substantial limitations on the size of such issues.

Municipal Securities generally are classified as "general obligation" or "revenue." General obligation notes are secured by the issuer's pledge of its full credit and taxing power for the payment of principal and interest. Revenue notes are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are Municipal Securities are in most cases revenue bonds and generally do not constitute the pledge of the credit of the issuer of such bonds.

Examples of Municipal Securities that are issued with original maturities of 13 months or less are short-term tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes, pre-refunded municipal bonds and tax-free commercial paper. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by "Fannie Mae" (the Federal National Mortgage Association) or "Ginnie Mae" (the Government National Mortgage Association) at the end of the project construction period. Pre-refunded municipal bonds are bonds which are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Municipal Portfolio may purchase other Municipal Securities similar to the foregoing, which are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under the state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law which ultimately could affect the validity of those Municipal Securities or the tax-free nature of the interest thereon.

Federally Taxable Obligations.   From time to time, the Municipal Portfolio may
invest a portion of its assets on a temporary basis in fixed-income obligations whose interest is subject to federal income tax. For example, the Portfolio may invest in obligations whose interest is federally taxable pending the investment or reinvestment in municipal securities of proceeds from the sale of its shares or sales of portfolio securities. Should the Portfolio invest in federally taxable obligations, it would purchase securities that in the Investment Manager's judgment are of high quality. These would include obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities; obligations of domestic banks; and repurchase agreements. In addition, the Municipal Portfolio may deviate from its investment policies and may adopt temporary defensive measures when significant adverse market, economic, political or other circumstances require immediate action in order to avoid losses. During such periods, the Portfolio may temporarily invest its assets, without limitation, in taxable temporary investments. The Municipal Portfolio will purchase taxable obligations only if they meet its quality requirements.

Proposals to restrict or eliminate the federal income tax exemption for interest on municipal obligations are introduced before Congress from time to time. Proposals also may be introduced before state legislatures that would affect the state tax treatment of the Portfolio's distributions. If such proposals were enacted, the availability of municipal obligations and the value of the Portfolio's holdings would be affected and the directors would reevaluate the Portfolio's investment objective and policies.

The Municipal Portfolio anticipates being as fully invested as practicable in Municipal Securities; however, there may be occasions when, as a result of maturities of portfolio securities, sales of Portfolio shares, or in order to meet redemption requests, the Portfolio may hold cash that is not earning income. In addition, there may be occasions when, in order to raise cash to meet redemptions, the Portfolio may be required to sell securities at a loss.


PORTFOLIO TRANSACTIONS

Portfolio transactions are undertaken principally to pursue the objective of each Portfolio in relation to movements in the general level of interest rates, to invest money obtained from the sale of Fund shares, to reinvest proceeds from maturing portfolio securities and to meet redemptions of Fund shares. This may increase or decrease the yield of a Portfolio depending upon the Investment Manager's ability to correctly time and execute such transactions. Each Portfolio normally intends to hold its portfolio securities to maturity. The Portfolios do not intend to trade portfolio securities although they may do so to take advantage of short-term market movements.

In effecting purchases and sales of portfolio securities for the account of each Portfolio, the Investment Manager will implement the Fund's policy of seeking the best execution of orders, which includes best net prices. Consistent with this policy, orders for portfolio transactions are placed with broker-dealer firms giving consideration to the quality, quantity and nature of the firms' professional services which include execution, clearance procedures, reliability and other factors. In selecting among the firms believed to meet the criteria for handling a particular transaction, the Investment Manager may give consideration to those firms which provide market, statistical and other research information to the Fund and the Investment Manager, although the Investment Manager is not authorized to pay higher prices to firms that provide such services. Any research benefits derived are available for all clients. Because statistical and other research information is only supplementary to the Investment Manager's research efforts and still must be analyzed and reviewed by its staff, the receipt of research information is not expected to significantly reduce its expenses. The Fund expects that purchases and sales of portfolio securities usually will be principal transactions. Portfolio securities will normally be purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters may include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers will include the spread between the bid and asked prices. To carry out a Portfolio's transactions, the Investment Manager may, from time to time, subject to the Investment Company Act and the rules thereunder as well as other applicable federal securities laws, utilize the services of Waterhouse Securities, Inc. and other firms that sell Fund shares, consistent with its obligation to seek best execution.

The investment decisions for each Portfolio will be reached independently from those for each other and for other accounts, if any, managed by the Investment Manager. On occasions when the Investment Manager deems the purchase or sale of securities to be in the best interest of one or more Portfolios as well as other clients of the Investment Manager, the Investment Manager, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Investment Manager in accordance with its policy for aggregation of orders, as in effect from time to time, which shall be approved by the Fund's Board of Directors. In some cases this procedure may affect the size or price of the position obtainable for a Portfolio.

DIRECTORS AND EXECUTIVE OFFICERS

The directors and executive officers of the Fund, their principal occupations over the past five years and their affiliations, if any, with the Investment Manager and Funds Distributor, Inc. ("FDI"), the Fund's distributor, are as follows:

RICHARD W. DALRYMPLE, Director. Mr. Dalrymple has served as a Director of Waterhouse Investors Cash Management Fund, Inc. since December 12, 1995. From 1990 through 1995, Mr. Dalrymple served as President and Chief Operating Officer of Anchor Bank. From 1985 through 1990, Mr. Dalrymple worked for the Bank of Boston. During this time, Mr. Dalrymple served as the President of Massachusetts Banking and the Southern New England Region, and as Department Executive of Banking Services. He is 52 years old.

ANTHONY J. PACE*, Director. Mr. Pace has served as a Director of Waterhouse Investors Cash Management Fund, Inc. since December 12, 1995. Since January 1988, Mr. Pace has served as the President and Chief Executive Officer of A. J. Pace & Co. Inc., an investment management firm. From December 1979 through December 1987, Mr. Pace was an Associate Director of Bear Stearns & Co. Inc. He is 58 years old.

THEODORE ROSEN, Director. Mr. Rosen has served as a Director of Waterhouse Investors Cash Management Fund, Inc. since December 12, 1995. Since 1993, Mr. Rosen has been a Managing Director of Burnham Securities Inc. Mr. Rosen has held senior management positions in retail sales, investment management, and corporate finance. From 1991 to 1993, Mr. Rosen was a Senior Vice President at Oppenheimer & Co., and from 1989 to 1991 was a Vice President-Sales at Smith Barney. Prior to 1989, Mr. Rosen held senior management positions at D.H. Blair

& Co., Morgan Stanley & Co., Ladenburg Thalman, and Burnham & Co. Mr. Rosen is the founder and President of Summit Capital Group, a money management and investment banking firm. He is 71 years old.

GEORGE F. STAUDTER*, Director. Mr. Staudter has served as Chairman of the Board of Directors of Waterhouse Investors Cash Management Fund, Inc. since December 12, 1995. Mr. Staudter is also a Director of Waterhouse Investor Services, an affiliate of the Investment Manager, and Koger Equity, Inc. Since 1989, Mr. Staudter has served as a Managerial and Financial Consultant, rendering investment management, tax and estate planning services to individual clients, and strategic planning advice to corporate clients. From 1993 through 1994, Mr. Staudter was the Chief Executive Officer and served on the Board of Directors for Family Steak Houses of Florida, Inc. From 1986 through 1988, Mr. Staudter was a Principal and a principal shareholder of Douglas Capital Management, Inc. In this capacity, Mr. Staudter served as a member of the Investment Committee and provided investment counseling and tax and financial planning services. He is 64 years old.

LAWRENCE J. TOAL, Director. Mr. Toal has served as a Director of Waterhouse Investors Cash Management Fund, Inc. since December 12, 1995. Mr. Toal was appointed President and Chief Operating Officer of The Dime Savings Bank of New York, FSB in January, 1991 and continued in that position following the merger of The Dime and Anchor Savings Bank, FSB. Prior to joining The Dime, Mr. Toal had been President of PSFS, a $10 billion Philadelphia thrift from 1988 to 1991. Mr. Toal spent 26 years at The Chase Manhattan Bank, N.A., in various senior management positions in consumer, corporate and international banking areas in the United States, Europe and Asia. He is 58 years old.

JOHN E. PELLETIER, President. Senior Vice President and General Counsel of Funds Distributor, Inc. and an officer of certain investment companies advised or administered by the Dreyfus Corporation. From February 1992 to April 1994, he served as Counsel for the Boston Company Advisors, Inc. From August 1990 to February 1992, he was employed as an Associate at Ropes & Gray. He is 31 years old.

ERIC B. FISCHMAN, Vice President and Secretary. Associate General Counsel of Funds Distributor, Inc. and officer of certain investment companies advised or administered by the

Dreyfus Corporation. From September 1992 to August 1994, he was an attorney with the Board of Governors of the Federal Reserve System. He is 31 years old.

RICHARD W. INGRAM, Vice President, Treasurer and Chief Financial Officer.
Senior Vice President and Director of Client Services and Treasury Administration of Funds Distributor, Inc. From March 1994 to November 1995, Mr. Ingram was Vice President and Division Manager of First Data Investor Services Group. From 1989 to 1994, Mr. Ingram was Vice President, Assistant Treasurer and Tax Director-Mutual Funds of The Boston Company. Prior to joining the Boston Company in 1989, Mr. Ingram was associated with Arthur Anderson & Co. for eight years. He is 40 years old.


-----------------
* Each of these directors is an "interested person" of the Fund.

Officers and directors who are interested persons of the Investment Manager or FDI will receive no compensation from the Fund. The Fund expects to pay or accrue total directors' fees of approximately $66,000 per year to those directors who are not designated above as "interested persons." Directors who are interested persons of the Fund may be compensated by the Investment Manager for their services to the Fund. On December 12, 1995, the officers and directors of the Fund, as a group, owned less than 1% of the then outstanding shares of each Portfolio and FDI Distribution Services, Inc., an affiliate of FDI, owned of record 100% of the outstanding shares of each of the Portfolios. Because the initial shareholder's ownership interest will be diluted upon the sale of shares to the public, such control will not affect the rights of shareholders of the Fund.

The Fund expects to pay its directors an annual retainer and a per meeting fee and reimburse them for their expenses. The amounts of compensation that the Fund estimates it will pay to each director for the fiscal year ending October 31, 1996, are as follows:

                                                                       Total
                                         Pension or     Estimated  Compensation
                                         Retierment       Annual       from
                         Aggregate    Benefits Accrued   Benefits  Fund Complex
                        Compensation     as Part of       Upon    Paid to Board
Name of Board Member     from Fund    Fund's Expenses  Retirement   Members(4)
--------------------     ---------    ---------------  ----------   ----------

Richard W. Dalrymple    $ 22,000 (1)     $ 0 (2)         $ 0 (2)    $ 22,000 (1)

Anthony J. Pace(3)      $      0 (3)     $ 0 (2)         $ 0 (2)    $      0 (3)

Theodore Rosen          $ 22,000 (1)     $ 0 (2)         $ 0 (2)    $ 22,000 (1)

George F. Staudter(3)   $      0 (3)     $ 0 (2)         $ 0 (2)    $      0 (3)

Laurence J. Toal        $ 22,000 (1)     $ 0 (2)         $ 0 (2)    $ 22,000 (1)

----------------
(1) Amounts do not include reimbursed expenses for attending Board meetings.
(2) It is not anticipated that any pension or retirement benefits will be granted to directors of the Fund.
(3) Interested director of the Fund.
(4) As of the date of this Statement of Additional Information, neither the Investment Manager nor any of its affiliates serves as an investment adviser to any investment company other than the Fund.

Lawrence M. Waterhouse, Jr. is the Chairman of the Board of Directors and Chief Executive Officer of Waterhouse Investor Services, Inc. Through his ownership of voting common stock of Waterhouse and his power to vote family holdings, Mr. Waterhouse controls over 25% of the voting common stock of Waterhouse, and therefore may be considered a control person with respect to Waterhouse Investor Services, Inc.


THE INVESTMENT MANAGER

Waterhouse Asset Management, Inc., a Delaware corporation, is the Investment Manager of the Fund. The Investment Manager is a wholly-owned subsidiary of Waterhouse National Bank (the "Bank"), which is a wholly-owned subsidiary of Waterhouse Investor Services, Inc. ("Waterhouse"), a publicly-held bank holding company whose shares are listed on the New York Stock Exchange (the "NYSE"). The Bank received its national bank charter from the Office of the Comptroller of the Currency in 1994. The Bank offers various low-cost cash management services and other financial and loan products primarily to the customers of Waterhouse Securities. The Bank does not offer commercial business loans.

Waterhouse, through its principal subsidiary, Waterhouse Securities, Inc. ("Waterhouse Securities"), is currently one of the leading providers of nationwide discount brokerage and related financial services in the United States. Waterhouse Securities, which began operations in 1979, has experienced rapid growth in customer accounts and trade processing activity, and currently services over 400,000 customer accounts, and in excess of $9 billion in customer assets held at over 70 branch offices. Waterhouse Securities offers convenient access to financial information services and provides third-party research and investment information that assists its investors to make their own investment decisions.

Personnel of the Investment Manager may invest in securities for their own account pursuant to a code of ethics that sets forth all employees' fiduciary responsibilities regarding the Fund, establishes procedures for personal investing and restricts certain transactions. In addition, restrictions on the timing of personal investing relative to trades by the Fund and on short-term trading have been adopted.

Certain officers and directors of the Investment Manager are also officers and/or directors of the Fund. In addition, the following persons are senior officers and directors of the Investment Manager, each of whom will have substantial responsibilities in connection with the management of the
Portfolios:

DENNIS C. BORECKI, Director, President and Chief Operating Officer of Waterhouse Asset Management, Inc. Mr. Borecki has been serving as a Director, President and Chief Operating Officer of Waterhouse Asset Management, Inc. since July 1995. From 1990 to July 1995, Mr. Borecki served as Executive Vice President in charge of operations, systems, administration and customer service of Reich & Tang. In 1984, Mr. Borecki, together with Mr. Ebbitt, formed Cortland Financial Group (CFG), the manager of the Cortland Trust Mutual Funds. At CFG, Mr. Borecki was directly responsible for operations, systems, administration and customer service until its merger with Reich & Tang in 1990. He is 48 years old.

KENNETH C. EBBITT, Chairman and Chief Executive Officer of Waterhouse Asset Management, Inc. Mr. Ebbitt has been serving as Chairman and Chief Executive Officer of Waterhouse Asset Management, Inc. since July 1995. From 1990 to July 1995, Mr. Ebbitt served as Executive Vice President of Reich & Tang and Chairman of Reich & Tang's Cortland Funds. In 1984, Mr. Ebbitt, together with Mr. Borecki, formed Cortland Financial Group (CFG), the manager of the Cortland Trust Mutual Funds. Mr. Ebbitt served as Chairman and Chief Executive Officer of both Cortland entities, with direct responsibility for compliance, marketing, sales and administration until its merger with Reich & Tang in 1990. He is 53 years old.

DAVID HARTMAN, Senior Vice President and Chief Investment Officer of Waterhouse Asset Management, Inc. Mr. Hartman has been serving as Senior Vice President and Chief Investment Officer of Waterhouse Asset Management, Inc. since October 1995. From February 1995 through August 1995, Mr. Hartman served as Senior Vice President and Senior Portfolio

Manager in charge of Fixed Income Separate Accounts at Mitchell Hutchins - Paine Webber. From 1983 to 1995, Mr. Hartman was a Senior Vice President of Kidder Peabody & Co. In this capacity, Mr. Hartman served as the Chief Investment Officer for Fixed Income accounts and both taxable and municipal money market funds. From 1976 to 1983, Mr. Hartman served as Vice President of Federated Investors Inc. and was responsible for managing $5 billion in mutual funds. From 1967 to 1976, Mr. Hartman was a Senior Auditor at Arthur Anderson & Co. where he was a small business consultant. Mr. Hartman is 49 years old.

INVESTMENT MANAGEMENT, DISTRIBUTION AND OTHER SERVICES

Investment Management

Pursuant to the Investment Management Agreement with the Fund on behalf of each Portfolio, the Investment Manager manages each Portfolio's investments in accordance with its stated policies and restrictions, subject to oversight by the Fund's Board of Directors. Each Portfolio pays the expenses of its operations, including the costs of shareholder and board meetings, the fees and expenses of blue sky and pricing services, independent auditors, counsel, the Custodian and the Transfer Agent, reports and notices to shareholders, the costs of calculating net asset value, brokerage commissions or transaction costs, taxes, interest, insurance premiums, Investment Company Institute dues and the fees and expenses of qualifying the Portfolio and its shares for distribution under federal and state securities laws. In addition, each Portfolio pays for typesetting, printing and mailing proxy material, prospectuses, statements of additional information, notices and reports to existing shareholders, and the fees of the directors who are not "interested persons" of the Fund within the meaning of such term as defined under the Investment Company Act ("Disinterested Directors"). Each Portfolio is also liable for such nonrecurring expenses as may arise, including costs of any litigation to which the Fund may be a party, and any obligation it may have to indemnify the Fund's officers and directors with respect to any litigation. The Fund's expenses generally are allocated among the Portfolios on the basis of relative net assets at the time of allocation, except that expenses directly attributable to a particular Portfolio are charged to that Portfolio.

The Investment Management Agreement continues in effect for each Portfolio from the date of its execution for two years and thereafter from year to year so long as its continuation is approved at least annually by (i) a majority vote of the directors who are not parties to such agreement or interested persons of any such party except in their capacity as directors of the Fund, cast in person at a meeting called for such purpose, and (ii) by the vote of a majority (as defined in the Investment Company Act) of the outstanding voting securities of each Portfolio, or by the Fund's Board of Directors. The agreement may be terminated as to any Portfolio at any time upon 60 days prior written notice, without penalty, by either party, or by a majority vote of the outstanding shares of a Portfolio with respect to that Portfolio, and will terminate automatically upon assignment. The Investment Management Agreement was approved by the Board of Directors of the Fund, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement, and by the initial shareholder of each Portfolio.

The Investment Management Agreement provides that the Investment Manager will not be liable for any error of judgment or of law, or for any loss suffered by a

Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement. The services of the Investment Manager to the Portfolios under the Investment Management Agreement are not exclusive and it is free to render similar services to others.

For the investment management services furnished to each Portfolio, such Portfolio pays the Investment Manager an annual investment management fee, accrued daily and payable monthly, on a graduated basis equal to .35 of 1% of the first $1 billion of average daily net assets of each such Portfolio, .34 of 1% of the next $1 billion, and .33 of 1% of average daily net assets of each Portfolio over $2 billion. The Investment Manager has agreed to waive a portion of its fee payable by the Municipal Portfolio through October 31, 1997, so that the actual fee payable annually by such Portfolio during such period will be equal to .25 of 1% of its average daily net assets.

The Investment Manager may, from time to time, voluntarily reimburse all or a part of each Portfolio's operating expenses. Expense reimbursements by the Investment Manager will increase each Portfolio's total returns and yield.

The Investment Manager has agreed to reimburse each Portfolio consistent with the most restrictive applicable state limitations then in effect. As of the date hereof, the most restrictive expense limitation is 2-1/2% of the first $30 million, 2% of the next $70 million and 1-1/2% of average net assets in excess of $100 million of a Portfolio for any fiscal year. When calculating each Portfolio's expenses for purposes of this regulation, each Portfolio may exclude interest, taxes, brokerage commissions and extraordinary expenses, as well as a portion of its custodian fees attributable to investments in foreign securities.


Distribution

The distributor of the Fund is Funds Distributor, Inc. ("FDI"), One Exchange Place, Tenth Floor, Boston, Massachusetts 02109. Pursuant to a Distribution Agreement between the Fund and FDI, FDI has the exclusive right to distribute shares of the Fund. FDI may enter into dealer or agency agreements with affiliates of the Investment Manager and other firms for the sale of Fund shares. FDI has entered into such an agency agreement with Waterhouse Securities. FDI receives no fee from the Fund under the Distribution Agreement for acting as distributor to the Fund. FDI also acts as a subadministrator for the Fund.

The Distribution Agreement has an initial term of two years from the date of its execution, and is renewable thereafter for periods of one year, so long as such continuance is approved at least annually by a vote of the Board of Directors of the Fund, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Board of Directors of the Fund, including a majority of Disinterested Directors who have no direct or indirect financial interest in the Agreement. Each Portfolio may terminate the Distribution Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of a majority of the Fund's Board of Directors, or a majority of the Disinterested Directors, or by a "majority of the outstanding voting securities" of such Portfolio as defined under the Investment Company Act. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.


Shareholder Servicing

The Board of Directors of the Fund has approved a Shareholder Servicing Plan ("Servicing Plan") pursuant to which each Portfolio may pay banks, broker-dealers or other financial institutions that have entered into a shareholder services agreement with the Fund ("Servicing Agents") in connection with shareholder support services that they provide. Payments under the Servicing Plan will be calculated daily and paid monthly at a rate set from time to time by the Board of Directors, provided that the annual rate may not exceed
 .25 of 1% of the average daily net assets of each Portfolio. The Fund's Board has determined to limit the annual fee payable through October 31, 1997 under the Servicing Plan so as not to exceed .20 of 1% of average daily net assets in the case of the Money Market Portfolio, .17 of 1% of average daily net assets in the case of the U.S. Government Portfolio and .11 of 1% of average daily net assets in the case of the Municipal Portfolio. The shareholder services provided by the Servicing Agents pursuant to the Servicing Plan may include, among other services, providing general shareholder liaison services (including responding to shareholder inquiries), providing information on shareholder investments, establishing and maintaining shareholder accounts and records, and providing such other similar services as may be reasonably requested.

The Servicing Plan was approved by the Board of Directors, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Plan or the Shareholder Services Agreement. The Servicing Plan continues in effect as long as such continuance is specifically so approved at least annually. The Servicing Plan may be terminated by the Fund with respect to any Portfolio by a vote of a majority of the Disinterested Directors who have no direct or indirect financial interest in the Plan or any agreements relating thereto.

Pursuant to a Shareholder Services Agreement between the Fund and Waterhouse Securities, Waterhouse Securities has agreed to provide shareholder services to each Portfolio pursuant to the Shareholder Servicing Plan. The Fund may enter into similar agreements with other service organizations, including broker-dealers and banks whose clients are shareholders of the Fund, to act as Servicing Agents and to perform shareholder support services with respect to such clients.

The Shareholder Services Agreement with Waterhouse Securities has an initial term of two years from the date of its execution, and is renewable thereafter for periods of one year, so long as such continuance is approved at least annually by a vote of the Board of Directors of the Fund, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Board of Directors of the Fund, including a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. Each Portfolio or Waterhouse Securities may terminate the Shareholder Services Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of the Fund's Board of Directors, or a majority of the Disinterested Directors who have no direct or indirect financial interest in the Agreement. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

Conflict of interest restrictions may apply to the receipt by Servicing Agents of compensation from the Fund in connection with the investment of fiduciary assets in Fund shares. Servicing Agents, including banks regulated by the Comptroller of the Currency, the Federal Reserve Board or the Federal Deposit Insurance Corporation, and investment advisers and other money managers are urged to consult their legal advisers before investing such assets in Fund shares.

Administration

The Fund and the Investment Manager have also entered into an Administration Agreement pursuant to which the Investment Manager, as Administrator, provides administrative services to each of the Portfolios. Administrative services furnished by the Investment Manager include, among others, maintaining and preserving the records of the Fund, including financial and corporate records, computing net asset value, dividends, performance data and financial information regarding the Fund, preparing reports, overseeing the preparation and filing with the Securities and Exchange Commission ("SEC") and state securities regulators of registration statements, notices, reports and other material required to be filed under applicable laws, developing and implementing procedures for monitoring compliance with regulatory requirements, providing routine accounting services, providing office facilities and clerical support as well as providing general oversight of other service providers. For its services as administrator, the Investment Manager receives from each Portfolio an annual fee, payable monthly, of .10 of 1% of average daily net assets of such Portfolio. The fee is accrued daily as an expense of each Portfolio.

The Investment Manager has entered into a Subadministration Agreement with FDI pursuant to which FDI will perform certain of the foregoing administrative services for the Fund. Under this Agreement, the Investment Manager will pay FDI's fees for providing such services. In addition, the Investment Manager may enter into subadministration agreements with other persons to perform such services from time to time.

The Administration Agreement has an initial term of two years from the date of its execution, and is renewable thereafter for periods of one year, so long as such continuance is approved at least annually by a vote of the Board of Directors of the Fund, including a majority of Disinterested Directors of the Fund who have no direct or indirect financial interest in the Agreement. The Agreement was approved by the Board of Directors of the Fund, including a majority of the Disinterested Directors of the Fund who have no direct or indirect financial interest in the Agreement. Each Portfolio or the Investment Manager may terminate the Administration Agreement on 60 days' prior written notice without penalty. Termination by a Portfolio may be by vote of the Fund's Board of Directors, or a majority of the Disinterested Directors of the Fund who have no direct or indirect financial interest in the Agreement, or by a "majority of the outstanding voting securities" of such Portfolio as defined under the Investment Company Act. The Agreement terminates automatically in the event of its "assignment" as defined in the Investment Company Act.

The Administration Agreement provides that the Investment Manager will not be liable for any error of judgment or of law, or for any loss suffered by a Portfolio in connection with the matters to which such agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Investment Manager's part in the performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under such agreement.

The Glass-Steagall Act and other applicable laws generally prohibit federally chartered or supervised banks from engaging in the business of underwriting, selling or distributing securities. While the matter is not free from doubt, the Investment Manager believes that such laws should not preclude the Investment Manager from acting as administrator and investment manager to the Fund. Accordingly, the Investment Manager under the Administration Agreement and the Investment Management Agreement will only perform administrative and investment management servicing functions. However, judicial and administrative decisions or interpretations of such laws as well as changes in either state statutes or regulations relating to the permissible activities of banks or their subsidiaries or affiliates could prevent the Investment Manager from continuing to perform all or a part of its administration or investment management activities. If the Investment Manager were prohibited from so acting, alternative means of continuing such services would be sought by the Board of Directors of the Fund.

Transfer Agent and Custodian

The Bank (also referred to as the "Transfer Agent") serves as transfer and dividend disbursing agent for each Portfolio. For the services provided under the Transfer Agency and Dividend Disbursing Agency Agreement, which include furnishing periodic and year-end shareholder statements and confirmations of purchases and sales, reporting share ownership, aggregating, processing and recording purchases and redemptions of shares, processing dividend and distribution payments, forwarding shareholder communications such as proxies, shareholder reports, dividend notices and prospectuses to beneficial owners, receiving, tabulating and transmitting proxies executed by beneficial owners and sending year-end tax reporting to shareholders and the Internal Revenue Service, the Transfer Agent receives an annual fee, payable monthly, of
 .20 of 1% of the Portfolio's average daily net assets.

The Transfer Agent has entered into a Sub-Transfer Agency and Dividend Disbursing Agency Agreement with Waterhouse Securities and National Investor Services Corp. ("NISC"), affiliates of the Investment Manager, pursuant to which they will perform certain of the foregoing transfer and dividend disbursing agency services for the Fund. Under this agreement, the Transfer Agent will compensate the Sub-Transfer and Dividend Disbursing Agent for providing such services. In addition, the Transfer Agent may enter into sub-transfer agency and dividend disbursing agency agreements with other persons to perform such services from time to time.

Custodian. Pursuant to a Custodian Agreement, The Bank of New York acts as the custodian of each of the Portfolio's assets.

DIVIDENDS AND TAXES

Dividends. On each day that the net asset value ("NAV") of a Portfolio is determined, such Portfolio's net investment income will be declared at 4:00 p.m. (Eastern time) as a daily dividend to shareholders of record as of such day's last calculation of NAV.

Each Portfolio calculates its dividends based on its daily net investment income. For this purpose, the net investment income of a Portfolio consists of accrued interest income plus or minus amortized discount or premium minus accrued expenses. Expenses of each Portfolio are accrued each day.

Because each Portfolio's income is entirely derived from interest, dividends from a Portfolio generally will not qualify for the dividends received deduction available to corporate shareholders. Short-term capital gains are distributed as dividend income, but do not qualify for the dividends received deduction.

Distributions of income realized with respect to market discount will be made, at least annually, as determined by the Board of Directors, to maintain each Portfolio's net asset value at $1.00 per share.

Capital Gains Distribution. If a Portfolio realizes any net capital gains, such gains will be distributed at least once during the year as determined by the Board of Directors, to maintain its net asset value at $1.00 per share. Short-term capital gains distributed by a Portfolio are taxable to shareholders as ordinary income, not as capital gains. Any realized short-term capital losses to the extent not offset by realized capital gains will be carried forward. It is not anticipated that a Portfolio will realize any long-term capital gains, but if it does so, these gains will be distributed annually.

Tax Status of the Fund. Each Portfolio intends to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

Each Portfolio is treated as a separate entity from the other Portfolios for tax purposes.

State and Local Tax Issues.  Because the income earned on most U.S. government securities in which the U.S. Government Portfolio invests is exempt from state and local income taxes, the portion of a Portfolio's dividends attributable to these securities generally will also be free from state and local income taxes. Shareholders are urged to consult with their tax advisers in this regard. The exemption from state and local income taxation does not preclude states from assessing other taxes on the ownership of U.S. government securities whether such securities are held directly or through the Fund.

Federal Tax Issues - Municipal Portfolio.   Distributions from the Municipal
Portfolio will constitute exempt-interest dividends to the extent of the Portfolio's tax-exempt interest income (net of expenses and amortized bond premium). Exempt-interest dividends distributed to shareholders of the Municipal Portfolio are excluded from gross income for federal income tax purposes. However, shareholders required to file a federal income tax return will be required to report the receipt of exempt-interest dividends on their returns. Moreover, while exempt-interest dividends are excluded from gross income for federal income tax purposes, they may be subject to alternative minimum tax ("AMT") in certain circumstances and may have other collateral tax consequences as discussed below. Distributions by the Municipal Portfolio of any investment company taxable income or of any short-term capital gains or market discount will be taxable to shareholders.

AMT is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum marginal rate of 28% for noncorporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer's alternative minimum taxable income ("AMTI") over an exemption amount. Exempt-interest dividends derived from certain "private activity" municipal obligations issued after August 7, 1986 will generally constitute an item of tax preference includable in AMTI for both corporate and noncorporate taxpayers. Corporate investors should note that 75% of the amount by which adjusted current earnings (which includes tax-exempt interest) exceeds the AMTI of the corporation constitutes an adjustment for purposes of the corporate AMT. Dividend distributions resulting from a recharacterization of gain from the sale of bonds purchased with market discount are not considered income for purposes of the Municipal Portfolio's policy of investing so that at least 80% of its income is free from federal income tax.

Exempt-interest dividends must be taken into account in computing the portion, if any, of social security or railroad retirement benefits that must be included in an individual shareholder's gross income and subject to federal income tax. Receipt of exempt-interest dividends may result in other collateral federal income tax consequences to certain taxpayers. Prospective investors should consult their own tax advisers as to such consequences.

Interest on indebtedness which is incurred to purchase or carry shares of a mutual fund portfolio which distributes exempt-interest dividends during the year is not deductible for federal income tax purposes. Further, the Municipal Portfolio may not be an appropriate investment for (i) persons who are "substantial users" of facilities financed by industrial development bonds held by the Municipal Portfolio or are "related persons" to such users; or (ii) persons who are investing through a tax-exempt retirement plan, IRA or Keogh Account.


The "Superfund Amendments and Reauthorization Act of 1986" ("SARA") imposes a separate tax on corporations at a rate of 0.12 percent of the excess of such corporation's "modified" AMTI over $2,000,000. A portion of tax-exempt interest, including exempt-interest dividends from the Municipal Portfolio, may be includable in modified AMTI. Corporate shareholders are advised to consult with their tax advisers with respect to the consequences of SARA.

The Municipal Portfolio purchases municipal obligations based on opinions of bond counsel regarding the federal income tax status of the obligations. These opinions generally will be based on covenants by the issuers regarding continuing compliance with federal tax requirements. If the issuer of an obligation fails to comply with its covenant at any time, interest on the obligation could become federally taxable retroactive to the date the obligation was issued.

Other Tax Information. The Transfer Agent will send each shareholder a notice in January describing the tax status of dividend and capital gain distributions (where applicable) for the prior year.

The information above, together with the information set forth in the Prospectus, is only a summary of some of the tax consequences generally affecting each Portfolio and its shareholders, and no attempt has been made to present a detailed explanation of the tax treatment of each Portfolio or to discuss individual tax consequences. In addition to federal income taxes, shareholders may be subject to state and local taxes on Fund distributions, and shares may be subject to state and local personal property taxes. Investors should consult their tax advisers to determine whether a Portfolio is suitable to their particular tax situation.

Foreign shareholders should consult their tax advisers regarding foreign tax consequences applicable to their purchase of Fund shares.

Independent Auditors and Reports to Shareholders. The Fund's independent auditors, Ernst & Young LLP, whose address is 787 Seventh Avenue, New York, New York 10019, audit and report on the Fund's annual financial statements, review certain regulatory reports and the Fund's federal income tax returns, and perform other professional accounting, auditing, tax and advisory services when engaged to do so by the Fund. Shareholders will receive annual audited financial statements and semi-annual unaudited financial statements.

SHARE PRICE CALCULATION

Each Portfolio values its portfolio instruments at amortized cost, which means that they are valued at their acquisition cost, as adjusted for amortization of premium or accretion of discount, rather than at current market value. The amortized cost value of an instrument may be higher or lower than the price each Portfolio would receive if it sold the instrument.

Valuing a Portfolio's instruments on the basis of amortized cost and use of the term "money market fund" are permitted by Rule 2a-7 under the Investment Company Act. Each Portfolio must adhere to certain conditions under Rule 2a-7.

The Board of Directors of the Fund oversees the Investment Manager's adherence to SEC rules concerning money market funds, and has established procedures designed to stabilize each Portfolio's NAV per share at $1.00. At such intervals as they deem appropriate, the Board of Directors considers the extent to which NAV calculated by using market valuations would deviate from $1.00 per share. Market valuations are obtained by using actual quotations provided by market makers, estimates of current market value, or values obtained from yield data relating to classes of money market instruments published by reputable sources at the mean between the bid and asked prices of the instruments. If a deviation were to occur between the net asset value per share calculated by reference to market values and a Portfolio's $1.00 per share net asset value, which the Board of Directors of the Fund believed may result in material dilution or other unfair results to shareholders, the directors have agreed promptly to consider what corrective action they deem appropriate to eliminate or reduce, to the extent reasonably practicable, the dilution or unfair results. Such corrective action could include selling portfolio securities prior to maturity; withholding dividends; redeeming shares in kind; establishing NAV by using available market quotations; and such other measures as the directors may deem appropriate.

During periods of declining interest rates, each Portfolio's yield based on amortized cost may be higher than the yield based on market valuations. Under these circumstances, a shareholder of any Portfolio would be able to retain a somewhat higher yield than would result if each Portfolio utilized market valuations to determine its NAV. The converse would apply in a period of rising interest rates.

Net asset value is calculated by the Fund as to each Portfolio on each day that the NYSE and the Custodian are open. Currently, the NYSE is closed on weekends and New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving

Day and Christmas Day. In addition to these holidays, the Custodian generally is closed on Martin Luther King, Jr. Day, Veteran's Day and Columbus Day.


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Each Portfolio does not currently impose a minimum for initial or subsequent investments. However, minimum requirements may be imposed or changed at any time. Each Portfolio may waive minimum investment requirements for purchases by directors, officers or employees of the Fund, Waterhouse or any of its subsidiaries.

The Fund normally calculates the net asset value of each Portfolio as of 12:00 noon and 4:00 p.m. Eastern time each day that the NYSE and the bank which serves as the Custodian are open. To the extent that portfolio securities are traded in other markets on days when the NYSE or the Custodian are closed, a Portfolio's net asset value may be affected on days when investors do not have access to the Fund to purchase or redeem shares. In addition, trading in some of a Portfolio's portfolio securities may not occur on days when the Fund is open for business.

If the Board of Directors determines that existing conditions make cash payments undesirable, redemption payments may be made in whole or in part in securities or other property, valued for this purpose as they are valued in computing a Portfolio's NAV. Shareholders receiving securities or other property on redemption may realize a gain or loss for tax purposes, and will incur any costs of sale, as well as the associated inconveniences.

The Fund may suspend redemption rights and postpone payments at times when trading on the NYSE is restricted, the NYSE is closed for any reason other than its customary weekend or holiday closings, emergency circumstances as determined by the SEC exist, or for such other circumstances as the SEC may permit.


PERFORMANCE

As reflected in the prospectus, the historical performance calculation for a Portfolio may be shown in the form of "yield," "effective yield" and, for the Municipal Portfolio only, "tax equivalent yield" and "tax equivalent effective yield." These various measures of performance are described below.

Each Portfolio's yield is computed in accordance with a standardized method prescribed by rules of the SEC. Under that method, the yield quotation is based on a seven-day period and is computed for each Portfolio as follows: the first calculation is net investment income per share for the period, which is accrued interest on portfolio securities, plus or minus amortized discount or premium (excluding market discount for the Municipal Portfolio), less accrued expenses. This number is then divided by the price per share (expected to remain constant at $1.00) at the beginning of the period ("base period return"). The result is then divided by 7 and multiplied by 365 and the resulting yield figure is carried to the nearest one-hundredth of one percent. Realized capital gains or losses and unrealized appreciation or depreciation of investments are not included in the calculation.

Each Portfolio's effective yield is determined by taking the base period return (computed as described above) and calculating the effect of assumed compounding. The formula for effective yield is:
                                              365/7
                     [(base period return + 1)     ] - 1.


The tax equivalent yield of the shares of the Municipal Portfolio is computed by dividing that portion of the yield of the Portfolio (computed as described above) that is tax-exempt by an amount equal to one minus the stated federal income tax rate (normally assumed to be the maximum applicable marginal tax bracket rate) and adding the result to that portion, if any, of the yield of the Portfolio that is not tax-exempt.


Tax equivalent effective yield is computed in the same manner as tax equivalent yield, except that effective yield is substituted for yield in the calculation.

Each Portfolio's yield fluctuates, and the publication of an annualized yield quotation is not a representation as to what an investment in that Portfolio will actually yield for any given future period. Actual yields will depend not only on changes in interest rates on money market instruments during the period in which the investment in the Portfolio is held, but also on such matters as expenses of that Portfolio.

As indicated in the Prospectus (see "Performance"), the performance of the Fund's Portfolios may be compared to that of other money market mutual funds tracked by Lipper Analytical Services, Inc. ("Lipper"), a widely used independent research firm that ranks mutual funds by overall performance, investment objectives and assets. Lipper performance calculations include the reinvestment of all capital gain and income dividends for the periods covered by the calculations. A Portfolio's performance also may be compared to other money market funds as reported by IBC/Donoghue's Money Fund Report(Registered), a reporting service on money market funds. As reported by Money Fund Report, all investment results represent total return (annualized results for the period net of management fees and expenses) and one year investment results are effective annual yields assuming reinvestment of dividends.

BANK RATE MONITOR(Trademark), N. Palm Beach, Florida 33408, a financial reporting service which each week publishes average rates of bank and thrift institution money market deposit accounts and interest bearing checking accounts, reports results for the BANK RATE MONITOR National Index. The rates published by the BANK RATE MONITOR National Index are averages of the personal account rates offered on the Wednesday prior to the date of publication by 100 of the leading bank and thrift institutions in the ten largest Consolidated Metropolitan Statistical Areas.

Account minimums range upward from $2,000 in each institution and compounding methods vary. Interest bearing checking accounts generally offer unlimited checking while money market deposit accounts generally restrict the number of checks that may be written. If more than one rate is offered, the lowest rate is used. Rates are determined by the financial institution and are subject to change at any time specified by the institution. Bank products represent a taxable alternative income producing product. Bank and thrift institution account deposits may be insured. Shareholder accounts in the Fund are not insured. Bank savings accounts compete with money market mutual fund products with respect to certain liquidity features but may not offer all of the features available from a money market mutual fund, such as checkwriting. Bank checking accounts normally do not pay interest but compete with money market mutual fund products with respect to certain liquidity features (e.g., the ability to write checks against the account). Bank certificates of deposit may offer fixed or variable rates for a set term. (Normally, a variety of terms are available.) Withdrawal of these deposits prior to maturity will normally be subject to a penalty. In contrast, shares of a Portfolio are redeemable at the net asset value next determined (normally, $1.00 per share) after a request is received without charge.

Investors may also want to compare a Portfolio's performance to that of United

States Treasury Bills or Notes because such instruments represent alternative income producing products. Treasury obligations are issued in selected denominations. Rates of Treasury obligations are fixed at the time of issuance and payment of principal and interest is backed by the full faith and credit of the United States Treasury. The market value of such instruments will generally fluctuate inversely with interest rates prior to maturity and will equal par value at maturity. Generally, the values of obligations with shorter maturities will fluctuate less than those with longer maturities. A Portfolio's yield will fluctuate.

Tax-Exempt versus Taxable Yield. Investors may want to determine which investment -- tax exempt or taxable -- will provide a higher after-tax return. To determine the tax equivalent yield, simply divide the yield from the tax-exempt investment by an amount equal to 1 minus the investor's marginal federal income tax rate. The table below is provided for investors' convenience in making this calculation for selected tax-exempt yields and taxable income levels. These yields are presented for purposes of illustration only and are not representative of any yield that the Municipal Portfolio may generate. This table is based upon current law as to the 1995 tax rate schedules.

------------------------------------------------------------------------------
Single Taxpayer    Married Filing    Investor's      A Tax-Exempt Yield of:
                   Joint Return      Marginal
                                     Federal     2%   3%   4%   5%   6%    7%
                                     Tax Rate
Taxable Income     Taxable Income                      Is Equivalent to a
Over-But Not Over  Over-But Not Over                    Taxable Yield of:
------------------------------------------------------------------------------

$ 23,350-$ 56,550  $ 39,000-$ 94,250   28.0%     2.8  4.2  5.6  6.9  8.3   9.7

$ 56,550-$117,950  $ 94,250-$143,600   31.0%     2.9  4.3  5.8  7.2  8.7  10.1

$117,950-$256,500  $143,600-$256,500   36.0%     3.1  4.7  6.3  7.8  9.4  10.9

$256,500           $256,500            39.6%     3.3  5.0  6.6  8.3  9.9  11.6
------------------------------------------------------------------------------

SHAREHOLDER RIGHTS

The shares of the Fund are divided into three Portfolios (or series) constituting separate portfolios of investments, with various investment objectives and policies.

Each Portfolio issues shares of common stock in the Fund. Shares of the Fund have equal rights with respect to voting, except that the holders of shares of a particular Portfolio will have the exclusive right to vote on matters affecting only the rights of the holders of such Portfolio. For example, holders of a particular Portfolio will have the exclusive right to vote on any investment advisory agreement or investment restriction that relates only to such Portfolio. Shareholders of the Portfolios do not have cumulative voting rights, and therefore the holders of more than 50% of the outstanding shares of the Fund voting together for the election of directors may elect all of the members of the Board of Directors. In such event, the remaining holders cannot elect any members of the Board of Directors.

The Board of Directors may authorize the issuance of additional shares, and may, from time to time, classify or reclassify issued or any unissued shares to create one or more new classes or series in addition to those already authorized by setting or changing in any one or more respects the designations, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption, of such shares; provided, however, that any such classification or reclassification shall not substantially adversely affect the rights of holders of issued shares. Any such classification or reclassification will comply with the provisions of the Investment Company Act.

The Articles of Incorporation permit the directors to issue the following number of full and fractional shares, par value $.0001, of the Portfolios: 60 billion shares of the Money Market Portfolio; 20 billion shares of the U.S. Government Portfolio; and 20 billion shares of the

Municipal Portfolio. Each Portfolio share is entitled to participate pro rata in the dividends and distributions from that Portfolio.

As described in each Prospectus, the Fund will not normally hold annual shareholders' meetings. Under Maryland law and the Fund's By-Laws, an annual meeting is not required to be held in any year in which the election of directors is not required to be acted upon under the Investment Company Act.
The Fund's By-Laws provide that special meetings of shareholders, unless otherwise provided by law or by the Articles of Incorporation, may be called for any purpose or purposes by, a majority of the Board of Directors, the Chairman of the Board, the President, or the written request of the holders of at least 10% of the outstanding shares of capital stock of the corporation entitled to be voted at such meeting to the extent permitted by Maryland law.

Each director serves until the next election of directors and until the election and qualification of his successor or until such director sooner dies, resigns, retires or is removed by the affirmative vote of a majority of the outstanding voting securities of the Fund. In accordance with the Investment Company Act
(i) the Fund will hold a shareholder meeting for the election of directors at such time as less than a majority of the directors have been elected by shareholders, and (ii) if, as a result of a vacancy in the Board of Directors, less than two-thirds of the directors have been elected by the shareholders, that vacancy will be filled only by a vote of the shareholders.

ANNEX -- RATINGS OF INVESTMENTS

STANDARD AND POOR'S RATINGS GROUP AND MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATINGS

Commercial paper rated by Standard & Poor's Ratings Group has the following characteristics: Liquidity ratios are adequate to meet cash requirements. Long-term senior debt is rated "A" or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position within the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determine whether the issuer's commercial paper is rated A-1, A-2 or A-3.

The ratings Prime-1 and Prime-2 are the two highest commercial paper ratings assigned by Moody's Investors Service, Inc. Among the factors considered by them in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt;
(6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated Prime-1, 2 or 3.

MIG-1 AND MIG-2 Municipal Notes

Moody's Investors Service, Inc.'s ratings for state and municipal notes and other short-term loans will be designated Moody's Investment Grade ("MIG"). This distinction is in recognition of the differences between short-term credit risk and long-term risk. Factors affecting the liquidity of the borrower are uppermost in importance in short-term borrowing, while various factors of the first importance in bond risk are of lesser importance in the short run. Loans designated MIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans designated MIG-2 are of high quality, with margins of protection ample although not so large as in the preceding group.

STANDARD & POOR'S RATINGS GROUP BOND RATINGS, CORPORATE BONDS

AAA. This is the highest rating assigned by Standard & Poor's Ratings Group to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

                                     B-A1

AA. Bonds rated AA also qualify as high quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A. Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to adverse effects of changes in circumstances and economic conditions.

MOODY'S INVESTORS SERVICE, INC. BOND RATINGS

Aaa. Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa. Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may of greater amplitude or there may be other elements present which make the long term risks appear somewhat larger than in Aaa securities.

A. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

                                     B-A2

                        Report of Independent Auditors


Shareholder and Board of Directors
Waterhouse Investors Cash Management Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Waterhouse Investors Cash Management Fund, Inc. (comprising, respectively, the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio) as of December 5, 1995. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement of assets and liabilities. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall statement of assets and liabilities presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of each of the respective Portfolios constituting Waterhouse Investors Cash Management Fund, Inc. at December 5, 1995 in conformity with generally accepted accounting principles.

                                                     /s/ Ernst & Young LLP
                                                     -----------------------
                                                        ERNST & YOUNG LLP

New York, New York
December 7, 1995

                                     B-F1

WATERHOUSE INVESTORS CASH MANAGEMENT FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES - December 5, 1995



                                    Money Market    U.S. Government   Municipal
                                    Portfolio       Portfolio         Portfolio
                                    ---------       ---------         ---------
ASSETS

Cash                                 $ 60,000        $ 20,000          $ 20,000

Prepaid Expenses                      208,800          69,600            69,600
                                    ---------       ---------         ---------
Deferred Organizational Costs          55,000          55,000            55,000
                                    ---------       ---------         ---------
                                      323,800         144,600           144,600
LIABILITIES

Accrued Expenses                      263,800         124,600           124,600
                                    ---------       ---------         ---------
NET ASSETS                           $ 60,000        $ 20,000          $ 20,000
                                    =========       =========         =========

Outstanding shares of $.0001 par
value Common Stock, equivalent
to a net asset value of $1.00 for
each series (60 billion shares
of the Money Market, 20 billion
shares each of the U.S.
Government and Municipal
Portfolios authorized,
respectively.)                         60,000          20,000            20,000
                                    =========       =========         =========


               See notes to statement of assets and liabilities.

                                     B-F2

Waterhouse Investors Cash Management Fund, Inc.

Notes to Statement of Assets and Liabilities

December 5, 1995


Note A - Organization

Waterhouse Investors Cash Management Fund, Inc. (the "Fund") was incorporated on

August 16, 1995 and has had no operations since that date other than matters relating to its organization as an open-end, diversified management investment company under the Investment Company Act of 1940 and the registration of its securities under the Securities Act of 1933 and the sale and issuance of 60,000 shares of common stock of the Money Market Portfolio, 20,000 shares of common stock of the U.S. Government Portfolio and 20,000 shares of common stock of the Municipal Portfolio ("Initial Shares") to FDI Distribution Services, Inc., an affiliate of Funds Distributor, Inc., the distributor of the Fund (the "Distributor"). The Fund is a series company and currently consists of three portfolios (the "Portfolios"): the Money Market Portfolio, the U.S. Government Portfolio and the Municipal Portfolio. Organizational costs payable by the Fund have been deferred and will be amortized from the date operations commence over a period which it is expected that a benefit will be realized, not to exceed five years. If any of the Initial Shares are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational costs of that Portfolio in the same proportion as the number of Initial Shares being redeemed bears to the number of Initial Shares outstanding of that Portfolio at the time of redemption.

Note B - Agreements

Under the terms of an Investment Management Agreement with Waterhouse Asset Management, Inc. (the "Investment Manager"), for the investment management services furnished to each Portfolio, such Portfolio pays the Investment Manager an annual investment management fee, on a graduated basis, equal to .35 of 1% of the first $1 billion of average daily net assets of each such Portfolio, .34 of 1% of the next $1 billion, and .33 of 1% of average daily net assets of each such Portfolio over $2 billion. The Investment Manager has agreed to waive a portion of its fee payable by the Municipal Portfolio through October 31, 1997, so that the actual fee payable annually by such Portfolio during such period will be equal to .25 of 1% of its average daily net assets.

The Investment Manager has agreed to reimburse each Portfolio to the extent that the aggregate expenses of such Portfolio (exclusive of interest, taxes, brokerage and extraordinary expenses, all to the extent permitted by applicable state law and regulation) exceed the limits prescribed by any state in which the Portfolio's shares are qualified for sale. The Fund believes that the

                                     B-F3
most restrictive expense ratio limitation imposed by any state is 2-1/2% of the first $30 million, 2% of the next $70 million and 1-1/2% of average net assets in excess of $100 million of a Portfolio for any fiscal year. Expense reimbursements, if any, will be accrued daily and paid monthly.

The Investment Manager has also been retained under an Administration Agreement to perform certain administrative services for the Fund. For the administrative services rendered to the Fund, each Portfolio will pay the Investment Manager a monthly fee at an annual rate of .10 of 1% of each Portfolio's average net assets.

Waterhouse Securities, Inc., ("Waterhouse Securities"), an affiliate of the Investment Manager has been retained under a Shareholder Services Agreement to perform shareholder servicing services necessary for the operation of the Fund.

For the shareholder services rendered, each Portfolio will pay Waterhouse Securities a monthly fee at an annual rate of up to .25 of 1% of average daily net assets. The Fund's Board has determined to limit the annual fee payable through October 31, 1997 under the Shareholder Servicing Plan so as not to exceed .20 of 1% of average daily net assets in the case of the Money Market Portfolio, .17 of 1% of average daily net assets in the case of the U.S. Government Portfolio and .11 of 1% of average daily net assets in the case of the Municipal Portfolio.


The Fund has entered into a Transfer Agency and Dividend Disbursing Agency Agreement with Waterhouse National Bank (the "Bank") an affiliate of the Investment Manager, to perform transfer and dividend disbursing agency-related services. For such services each Portfolio will pay the Bank a monthly fee at an annual rate of .20 of 1% of average daily net assets.

                                     B-F4